UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03175

Exact name of registrant as specified in charter:	Jennison Sector
Funds, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	11/30/2005

Date of reporting period:	11/30/2005

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Jennison Utility Fund

NOVEMBER 30, 2005	ANNUAL REPORT

FUND TYPE

Sector stock

OBJECTIVE

Total return through capital appreciation and current income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

January 16, 2006

Dear Shareholder:

We hope you find the annual report for the Jennison Utility Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Utility Fund

Jennison Sector Funds, Inc./Jennison Utility Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Utility Fund (the Fund), a series of Jennison Sector Funds, Inc. (the Company), is total return through capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 11/30/05
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	30.20%	42.72%	233.24%	469.23%
Class B	29.20	37.47	209.24	2,456.83
Class C	29.20	37.47	209.24	248.50
Class Z	30.50	44.36	N/A	222.71
S&P 500 Index[3]	8.44	3.22	142.84	***
S&P Utility TR Index[4]	18.60	–3.39	101.78	****
Lipper Utility Funds Avg.[5]	15.91	9.12	140.38	*****

Average Annual Total Returns[1] as of 12/31/05
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	23.15%	4.84%	12.00%	11.29%
Class B	24.38	5.09	11.79	14.32
Class C	28.39	5.25	11.79	11.77
Class Z	30.62	6.30	N/A	12.92
S&P 500 Index[3]	4.91	0.54	9.07	***
S&P Utility TR Index[4]	16.84	–2.24	6.79	****
Lipper Utility Funds Avg.[5]	13.37	0.73	8.68	*****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

2	Visit our website at www.jennisondryden.com

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the share classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. Except where noted, the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception dates: Class A, 1/22/90; Class B, 8/10/81; Class C, 8/1/94; and Class Z, 3/1/96.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed in the United States.

4The Standard & Poor’s Utility Total Return Index (S&P Utility TR Index) is an unmanaged market capitalization-weighted index of natural gas and electric companies.

5The Lipper Utility Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Utility Funds category for the periods noted. Funds in the Lipper Average invest primarily in utility shares.

The returns for the S&P 500 Index and the S&P Utility TR Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***S&P 500 Index Closest Month-End to Inception cumulative total returns as of 11/30/05 are 432.46% for Class A, 1,801.46% for Class B, 232.68% for Class C, and 128.29% for Class Z. S&P 500 Index Closest Month-End to Inception average annual total returns as of 12/31/05 are 11.08% for Class A, 12.82% for Class B, 11.11% for Class C, and 8.76% for Class Z.

****S&P Utility TR Index Closest Month-End to Inception cumulative total returns as of 11/30/05 are 250.17% for Class A; 261.32% for Class B (since 9/30/89, the closest month-end after the S&P Utility TR Index inception); 155.70% for Class C; and 93.00% for Class Z. S&P Utility TR Index Closest Month-End to Inception average annual total returns as of 12/31/05 are 8.27% for Class A; 8.30% for Class B (since 9/30/89, the closest month-end after the S&P Utility TR Index inception); 8.68% for Class C; and 7.04% for Class Z.

*****Lipper Average Closest Month-End to Inception cumulative total returns as of 11/30/05 are 326.96% for Class A, 1,411.57% for Class B, 191.71% for Class C, and 129.53% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns as of 12/31/05 are 9.51% for Class A, 11.79% for Class B, 9.80% for Class C, and 8.78% for Class Z.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/05
TXU Corp., Independent Power Producers & Energy Traders	5.1%
Sempra Energy, Multi-Utilities	3.5
Questar Corp., Gas Utilities	3.4
Equitable Resources, Inc., Gas Utilities	3.2
Williams Cos., Inc., Oil, Gas & Consumable Fuels	3.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/05
Electric Utilities	20.3%
Oil, Gas & Consumable Fuels	15.2
Multi-Utilities	11.8
Gas Utilities	11.2
Wireless Telecommunication Services	11.0

Industry weightings reflect only long-term investments and are subject to change.

Jennison Sector Funds, Inc./Jennison Utility Fund	3

Investment Subadviser’s Report

Jennison Associates LLC

Stock selection drives strong performance

Over the 12 months ended November 30, 2005, the Fund delivered strong performance, significantly outperforming both the S&P 500 Utilities Index and peer funds as represented by the Lipper Utility Funds Average. These results reflected strong stock selection within our key areas of exposure in the utility sector—electric utilities, gas utilities, independent power producers, and multi-utilities—as well as positions in related companies in the energy sector.

TXU led performance

For the second consecutive fiscal year, Texas-based utility TXU (see Comments on Largest Holdings) was the leading contributor to the Fund’s return. We believe CEO John Wilder’s restructuring created an integrated energy merchant with superior earnings growth potential, financial flexibility, and high free cash flow that could be used to enhance shareholder value via share buybacks, higher dividends, or acquisitions.

Rising natural gas prices continued to present investment opportunities

Natural gas prices continued to rise throughout the reporting period, driven by growing demand and tight supplies. Holdings with exposure to these dynamics—natural gas utilities, companies with natural gas exploration and production (E&P) segments, and pure E&P companies—improved the Fund’s return. Leading performers included natural gas-focused Questar (see Comments on Largest Holdings), Canadian coalbed methane producer Trident Resources, and natural gas E&P company Southwestern Energy. Each has properties with promising production growth that we believe can drive future revenue and earnings in an environment of elevated natural gas prices.

A mixed telecom picture

Although we had some individual disappointments, our overall exposure to the wireless telecommunications industry contributed positively to the Fund’s results. The most notable positive performers were America Movil, Hutchison Telecommunications, O2, and NII Holdings, each of which had strong subscriber growth in its market.

Diversified telecommunications companies were the principal detractors from the Fund’s return. Early in the reporting period, we saw a great deal of merger and acquisition (M&A) activity in the telecommunications sector: Sprint announced that it would acquire Nextel, SBC announced that it would acquire AT&T, and Qwest and Verizon were engaged in a bidding war for MCI. These activities sparked investor uncertainty regarding further M&A activity, leading to general weakness in the sector.

4	Visit our website at www.jennisondryden.com

Verizon’s stock was the weakest among these, as investors became increasingly concerned that its protracted bidding war against Qwest would result in its paying a substantial premium for MCI. These concerns were realized when Verizon won the bid, and we sold the position. We also saw some weakness among our European telecommunications holdings, specifically Deutsche Telekom, France Telecom, and Vodafone Group. Each has been vying for market share in the highly competitive European wireless market, leading to some near-term volatility in share prices.

Looking ahead

In theory, electric and gas utilities should be attractive low-risk investments offering relatively high dividends that grow in line with the companies’ modest earnings growth. This has not been the case over the past 15 years. Since the 1990s, utility dividends have generally been shrinking as many companies squandered capital in unregulated investments that they’ve had to write off, often cutting dividends in the process. These companies have now realized the error of their ways, and their managements are now focused on generating modest earnings growth and on increasing dividends in line with this growth. How will this be accomplished? First, as the improving economy spurs more energy demand, utility revenues should grow modestly. Second, utility companies can boost earnings by keeping cost increases below revenue increases.

Additional investment in new energy infrastructure completes the utility growth story. Utility companies earn a regulated rate of return on their rate base (the value of their total infrastructure investment). Because new investments lead to a larger rate base, they are naturally positioned to increase earnings and dividends. They can invest in new power plants or in new transmission and distribution (T&D) lines. Throughout the 1990s, utility companies invested significantly in new power plants, but did little to add new T&D assets. After the blackout of 2003, rate payers, regulators, and utilities became sharply refocused on the need for more lines. As a result, many of our utility holdings are beginning to invest in this type of infrastructure. We are also focusing on electric utilities that are poised to benefit from an upward repricing of their generation output in the coming years. During transitions to deregulation, many companies entered into contracts to sell electricity at prices that are now substantially below prevailing market prices. As these contracts expire, we expect that the utilities will be able to sell electricity at or close to market prices, leading to earnings growth that has not yet been fully valued in their share prices.

In the energy sector, we continue to emphasize natural gas utilities with E&P segments and pure-play E&P companies that are able to increase production from nonconventional resource basins, such as the Rocky Mountains and the Canadian oil

Jennison Sector Funds, Inc./Jennison Utility Fund	5

Investment Subadviser’s Report (continued)

sands. Although we believe that future oil and natural gas prices will be higher than historical averages, it is important to note that we invest in companies whose earnings growth potential is driven by production volume growth rather than by dependence on rising commodity prices. We are also positioning the portfolio to include companies that own (or are building) pipelines and other assets that can deliver energy from these nontraditional basins to the market.

We also like the opportunities in the telecommunications sector, particularly companies that can generate high and fairly consistent free cash flow. We have two main areas of focus. The first is pure-play wireless companies or diversified telecommunication services companies with significant wireless assets that can use their cash flow to self-finance infrastructure growth to add subscribers. The second area of focus is traditional fixed wireline companies that can return their free cash flow to shareholders in the form of stock buybacks or dividends.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

6	Visit our website at www.jennisondryden.com

Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 11/30/05.

5.1%	TXU Corp./Independent Power Producers & Energy Traders

TXU is a Texas power provider that generates 45% of its supply from coal-fired and nuclear plants. It stands to benefit from expanding margins as higher natural gas prices drive up power rates. We believe the current stock price does not reflect the full potential earnings impact from CEO John Wilder’s restructuring. Shortly after the end of the Fund’s reporting period, TXU raised its guidance for 2006, increased its quarterly dividend, authorized a share buyback, and announced a new hedging strategy aimed at mitigating its exposure to natural gas prices. At period-end, TXU shares still traded at less than nine times earnings per share.

3.5%	Sempra Energy/Multi-Utilities

Sempra Energy is an energy services company with international operations, including those in the United States, Canada, Mexico, and Latin America. The company provides natural gas and electricity services.

3.4%	Questar Corp./Gas Utilities

Questar is a natural gas-focused energy company. Its growth story continues to revolve around a suite of businesses (E&P, midstream, and marketing) that are well positioned in the heart of the Rockies to capture gains associated with higher commodity prices and increasing production volumes.

3.2%	Equitable Resources, Inc./Gas Utilities

Equitable Resources produces, distributes, and transports natural gas through its pipeline distribution system.

3.0%	Williams Cos., Inc./Oil, Gas & Consumable Fuels

Williams is a natural gas exploration and production company. It has significant natural gas properties in the Rocky Mountains that continue to show increased growth in reserves.

Holdings reflect only long-term investments and are subject to change.

Jennison Sector Funds, Inc./Jennison Utility Fund	7

Jennison Associates

A specialist in actively managed equity portfolios, Jennison Associates has proven expertise in growth, value, and blend styles across market capitalizations in the United States and abroad.

Jennison Associates has earned a reputation for excellence by fulfilling client needs for more than 35 years. Its approach combines internal fundamental research, a disciplined investment process, and the experience and judgment of its portfolio managers and analysts.

Jennison’s investment teams focus on specific product areas, with analysts organized by industry and sector. All of its investment professionals meet every morning to share information and insights, which ensures that Jennison’s clients benefit from the deep resources and experience of the entire organization.

A disciplined approach to investing has driven Jennison’s long-term record of success, leading to a loyal customer base that ranges from individual investors to many of today’s largest corporations and institutions.

8	Visit our website at www.jennisondryden.com

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2005, at the beginning of the period, and held through the six-month period ended November 30, 2005.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

Jennison Sector Funds, Inc./Jennison Utility Fund	9

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Utility Fund		Beginning Account Value June 1, 2005	Ending Account Value November 30, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,170.10	0.80%	$4.35
	Hypothetical	$1,000.00	$1,021.06	0.80%	$4.05

Class B	Actual	$1,000.00	$1,165.30	1.55%	$8.41
	Hypothetical	$1,000.00	$1,017.30	1.55%	$7.84

Class C	Actual	$1,000.00	$1,165.30	1.55%	$8.41
	Hypothetical	$1,000.00	$1,017.30	1.55%	$7.84

Class Z	Actual	$1,000.00	$1,171.40	0.55%	$2.99
	Hypothetical	$1,000.00	$1,022.31	0.55%	$2.79

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2005, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2005 (to reflect the six-month period).

10	Visit our website at www.jennisondryden.com

Portfolio of Investments

as of November 30, 2005

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.5%
COMMON STOCKS

Construction & Engineering 1.3%
637,700	Vinci SA (France)	$50,731,721

Diversified Telecommunication Services 8.0%
3,391,800	Chunghwa Telecom Co. Ltd., ADR (Taiwan)(b)	59,085,156
3,468,600	Citizens Communications Co.	45,265,230
1,638,400	Consolidated Communications Holdings, Inc.	21,348,352
1,858,600	France Telecom SA (France)	46,349,252
6,129,200	Koninklijke (Royal) KPN NV (Netherlands)	60,505,150
7,704,400	Qwest Communications International, Inc.(a)(b)	40,371,056
2,430,500	Valor Communications Group, Inc.	29,506,270

		302,430,466

Electric Utilities 20.3%
656,900	Allegheny Energy, Inc.(a)(b)	18,281,527
5,236,570	British Energy Group PLC (United Kingdom)(a)	42,204,246
1,084,600	Cleco Corp.	23,947,968
3,569,200	DPL, Inc.	91,193,060
1,991,400	E.ON AG, ADR (Germany)	63,027,810
2,296,700	Edison International	103,627,105
1,621,100	Endesa SA, ADR (Spain)	42,067,545
509,200	Entergy Corp.	35,644,000
1,491,400	Exelon Corp.	77,612,456
451,600	FPL Group, Inc.	19,143,324
2,658,600	PPL Corp.(b)	78,162,840
2,005,200	Reliant Energy, Inc.(a)	18,367,632
2,483,000	Scottish & Southern Energy PLC (United Kingdom)	42,018,947
5,554,988	Scottish Power PLC (United Kingdom)	50,899,829
1,820,400	Union Fenosa, SA (Spain)	66,976,591

		773,174,880

Electrical Equipment 0.2%
649,300	Evergreen Solar, Inc.(a)(b)	7,798,093

Energy Equipment & Services 3.6%
995,900	BJ Services Co.(b)	36,499,735
863,500	GlobalSantaFe Corp.	39,168,360
825,500	Smith International, Inc.(b)	31,195,645
434,400	Weatherford International Ltd.(a)	30,195,144

		137,058,884

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	11

Portfolio of Investments

as of November 30, 2005 Cont’d.

Shares	Description	Value (Note 1)

Gas Utilities 11.2%
1,544,500	AGL Resources, Inc.	$54,628,965
3,224,200	Equitable Resources, Inc.	120,552,838
634,000	Kinder Morgan, Inc.(b)	57,440,400
652,100	ONEOK, Inc.	17,887,103
1,739,500	Questar Corp.	129,697,120
10,736,500	Snam Rete Gas SpA (Italy)	45,283,858

		425,490,284

Independent Power Producers & Energy Traders 10.4%
1,280,400	Constellation Energy Group, Inc.	67,848,396
1,426,300	Duke Energy Corp.(b)	38,310,418
1,772,600	NRG Energy, Inc.(a)(b)	77,409,442
625,000	Ormat Technologies, Inc.	15,656,250
1,903,000	TXU Corp.	195,304,890

		394,529,396

Machinery
30,000	ESCO Technologies, Inc.(a)	1,290,000

Metals & Mining 3.5%
349,900	Arch Coal, Inc.(b)	26,956,296
1,096,600	CONSOL Energy, Inc.	70,971,952
443,000	Peabody Energy Corp.	34,934,980

		132,863,228

Multi-Utilities 11.8%
11,344,600	Aquila, Inc.(a)(b)	40,273,330
1,605,200	CMS Energy Corp.(a)(b)	22,440,696
1,704,900	PG&E Corp.(b)	62,706,222
1,637,700	PNM Resources, Inc.	42,531,069
583,500	Public Service Enterprise Group, Inc.	36,597,120
1,300,000	RWE AG (Germany)	89,691,349
3,014,200	Sempra Energy	132,474,090
611,500	Wisconsin Energy Corp.(b)	23,206,425

		449,920,301

Oil, Gas & Consumable Fuels 15.2%
976,100	Cheniere Energy, Inc.(a)(b)	34,973,663
404,200	CNX Gas Corp. 144A (cost $6,467,200; Purchase date 8/1/05)(a)(e)(f)(h)	6,467,200
682,100	Enterprise GP Holdings, LP	23,532,450

See Notes to Financial Statements.

12	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

809,300	McMoRan Exploration Co.(a)(b)	$14,648,330
1,379,000	Nexen, Inc. (Canada)	60,551,890
1,874,985	OPTI Canada, Inc. (Canada)(a)	56,250,353
2,155,800	Southwestern Energy Co.(a)	73,448,106
729,800	Suncor Energy, Inc.	41,518,322
2,058,794	Trident Resources Corp. (Canada) (cost $22,279,754; Purchase date 12/4/03-8/25/04)(a)(e)(f)	88,235,289
1,384,400	Western Gas Resoures, Inc.	66,008,192
5,221,100	Williams Cos., Inc.(b)	112,253,650

		577,887,445

Transportation Infrastructure 1.0%
321,900	Societe Des Autoroutes Paris-Rhine-Rhone (France)	22,555,308
220,000	Societe Des Autoroutes Paris-Rhine-Rhone 144A(France)(h)	15,415,247

		37,970,555

Wireless Telecommunication Services 11.0%
19,318,200	02 PLC (United Kingdom)	65,198,031
670,500	ALLTEL Corp.(b)	44,809,515
3,199,200	America Movil SA de CV, ADR (Mexico) Series L(b)	91,881,024
808,800	American Tower Corp. (Class A)(a)(b)	22,072,152
1,388,900	Hutchison Telecommunications International Ltd., ADR (Hong Kong)(a)(b)	29,278,012
1,526,796	Millicom International Celluar SA (Luxemburg)(a)(b)	35,177,380
1,833,000	NII Holdings, Inc.(a)(b)	79,643,850
1,346,214	Sprint Nextel Corp.	33,709,199
733,100	Vodafone Group PLC, ADR (United Kingdom)(b)	15,798,305

		417,567,468

	Total common stocks (cost $2,202,046,845)	3,708,712,721

Units
WARRANTS

Electric Utilities
	British Energy Group PLC (United Kingdom)
234,297	expiring 1/17/10 @ 98 GBP(a) (cost $765,445)	1,499,177

	Total long-term investments (cost $2,202,812,290)	3,710,211,898

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	13

Portfolio of Investments

as of November 30, 2005 Cont’d.

Shares	Description	Value (Note 1)
SHORT-TERM INVESTMENTS 12.7%

Money Market Mutual Fund
	Dryden Core Investment Fund - Taxable Money Market Series(c)(g)
484,265,872	(cost $484,265,872; includes $377,540,872 of cash collateral received for securities on loan) (Note 3)	$484,265,872

	Total Investments(d) 110.2% (cost $2,687,078,162; Note 5)	4,194,477,770
	Liabilities in excess of other assets (10.2%)	(389,694,633)

	Net Assets 100.0%	$3,804,783,137

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities is $360,874,089; cash collateral of $377,540,872 (included in liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	As of November 30, 2005, 13 securities representing $686,064,818 and 16.4% of the total market value were fair valued in accordance with the polices adopted by the Board of Directors.
(e)	Indicates illiquid securities.
(f)	Indicates securities restricted upon resale. The aggregate cost of such securities is $28,746,954. The aggregate value of $94,702,489 is approximately 2.5% of net assets.
(g)	Prudential Investments LLC, the manager of the Fund also serves as the manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(h)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold pursuant to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2005 were as follows:

Electric Utilities	20.3%
Oil, Gas & Consumable Fuels	15.2
Money Market Mutual Fund (including 9.9% of collateral received for securities on loan)	12.7
Multi-utilities	11.8
Gas Utilities	11.2
Wireless Telecommunication Services	11.0
Independent Power Producers & Energy Traders	10.4
Diversified Telecommunication Services	8.0
Energy Equipment & Services	3.6
Metals & Mining	3.5
Construction & Engineering	1.3
Transpotation Infrastructure	1.0
Electrical Equipment	0.2

110.2
Liabilities in excess of other assets	(10.2)

100.0%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	15

Statement of Assets and Liabilities

as of November 30, 2005

Assets
Investments at value, including securities on loan of $360,874,089:
Unaffiliated Investments (cost $2,202,812,290)	$3,710,211,898
Affiliated Investments (cost $484,265,872)	484,265,872
Foreign currency, at value (cost $10,860,118)	10,902,463
Dividends and interest receivable	5,885,339
Receivable for investments sold	3,220,521
Receivable for Fund shares sold	2,948,875
Foreign tax reclaim receivable	1,609,148
Prepaid expenses	5,557

Total assets	4,219,049,673

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	377,540,872
Payable for investments purchased	27,238,346
Payable for Fund shares reacquired	3,978,401
Payable to custodian	1,745,109
Management fee payable	1,277,080
Distribution fee payable	996,941
Transfer agent fee payable	782,038
Accrued expenses	680,806
Deferred directors’ fees	26,943

Total liabilities	414,266,536

Net Assets	$3,804,783,137

Net assets were comprised of:
Common stock, at par	$2,588,746
Paid-in capital in excess of par	2,027,330,820

2,029,919,566
Undistributed net investment income	18,208,564
Accumulated net realized gain on investment and foreign currency transactions	249,242,473
Net unrealized appreciation on investments and foreign currencies	1,507,412,534

Net assets, November 30, 2005	$3,804,783,137

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share ($3,334,890,903 ÷ 226,860,785 shares of common stock issued and outstanding)	$14.70
Maximum sales charge (5.50% of offering price)	.86

Maximum offering price to public	$15.56

Class B
Net asset value, offering price and redemption price per share ($308,933,207 ÷ 21,053,919 shares of common stock issued and outstanding)	$14.67

Class C
Net asset value, offering price and redemption price per share ($85,503,814 ÷ 5,830,233 shares of common stock issued and outstanding)	$14.67

Class Z
Net asset value, offering price and redemption price per share ($75,455,213 ÷ 5,129,631 shares of common stock issued and outstanding)	$14.71

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	17

Statement of Operations

Year Ended November 30, 2005

Net Investment Income
Income
Unaffiliated dividends (net of foreign withholding taxes of $4,460,905)	$85,523,375
Affiliated income from securities loaned, net	1,558,853
Affiliated dividend income	1,454,304
Interest	8,226

Total income	88,544,758

Expenses
Management fee	14,317,545
Distribution fee—Class A	7,493,197
Distribution fee—Class B	3,070,307
Distribution fee—Class C	565,691
Transfer agent’s fee and expenses (including affiliated expense of $2,525,000)	3,186,000
Custodian’s fees and expenses	674,000
Reports to shareholders	383,000
Insurance	84,000
Registration fees	65,000
Directors’ fees	50,000
Legal fees and expenses	26,000
Audit fee	17,000
Miscellaneous	24,548

Total expenses	29,956,288

Net investment income	58,588,470

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	467,450,152
Foreign currency transactions	(2,333,616)

465,116,536

Net change in unrealized appreciation (depreciation) on:
Investments	366,428,061
Foreign currencies	(54,602)

366,373,459

Net gain on investment and foreign currency transactions	831,489,995

Net Increase In Net Assets Resulting From Operations	$890,078,465

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	Year Ended November 30,
	2005	2004
Increase In Net Assets
Operations
Net investment income	$58,588,470	$47,030,888
Net realized gain on investment and foreign currency transactions	465,116,536	255,552,638
Net change in unrealized appreciation on investments and foreign currencies	366,373,459	547,594,262

Net increase in net assets resulting from operations	890,078,465	850,177,788

Dividends from net investment income (Note 1)
Class A	(47,335,750)	(42,176,461)
Class B	(2,559,961)	(3,131,613)
Class C	(460,834)	(365,247)
Class Z	(919,679)	(652,509)

	(51,276,224)	(46,325,830)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	354,595,492	111,042,359
Net asset value of shares issued in reinvestment of dividends and distributions	46,081,042	41,869,632
Cost of shares reacquired	(481,019,167)	(421,951,359)

Net decrease in net assets from fund share transactions	(80,342,633)	(269,039,368)

Total increase	758,459,608	534,812,590

Net Assets
Beginning of year	3,046,323,529	2,511,510,939

End of year(a)	$3,804,783,137	$3,046,323,529

(a) Includes undistributed net investment income of:	$18,208,564	$13,229,934

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	19

Notes to Financial Statements

Jennison Sector Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end, management investment company. The Company presently consists of four portfolios: Jennison Financial Services Fund, Jennison Technology Fund, Jennison Health Sciences Fund, and Jennison Utility Fund. These financial statements relate to Jennison Utility Fund (the “Fund”). The financial statements of the other portfolios are not presented herein.

The Fund is non-diversified and its investment objective is to seek total return through a combination of income and capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity-related and investment grade debt securities of utility companies. Utility companies include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. The value of certain securities held by the Fund may be affected by economic developments in a specific industry or region. Under normal circumstance, the Fund intends to invest at least 80% of its investable assets in equity-related and investment grade debt securities of utility components.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI or Manager”), in consultation with the subadviser; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or if there was no sale at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked

20	Visit our website at www.jennisondryden.com

price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. Fair valued securities are noted in the Portfolio of Investments.

The Fund held illiquid securities, including those which are restricted as to disposition under securities law (‘restricted securities’). The restricted securities held by the Fund as of November 30, 2005 include registration rights. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rate of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rate of exchange prevailing on the respective dates of such transactions.

Jennison Sector Funds, Inc./Jennison Utility Fund	21

Notes to Financial Statements

Cont’d

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Company’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio or class level.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

22	Visit our website at www.jennisondryden.com

Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the

Jennison Sector Funds, Inc./Jennison Utility Fund	23

Notes to Financial Statements

Cont’d

management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .60 of 1% of the Fund’s average daily net assets up to $250 million, .50 of 1% of the next $500 million, .45 of 1% of the next $750 million, .40 of 1% of the next $500 million, .35 of 1% of the next $2 billion, .325 of 1% of the next $2 billion and .30 of 1% of the average daily net assets of the Fund in excess of $6 billion. The effective management fee rate was .42 of 1% for the year ended November 30, 2005.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such expenses to .25 of 1% of the average daily net assets of the Class A shares for the year ended November 30, 2005.

PIMS has advised the Fund that it received approximately $2,463,200 in front-end sales charges resulting from sales of Class A shares during the year ended November 30, 2005. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that it received approximately $4,200, $384,200 and $24,700 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively, during the year ended November 30, 2005.

24	Visit our website at www.jennisondryden.com

PI, PIMS, and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. For the period from October 29, 2004 through October 28, 2005, the Fund paid a commitment fee of .075 of 1% of the unused portion of the agreement. Effective October 29, 2005, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Fund pays a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the renewed SCA is October 27, 2006. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2005.

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. First Clearing Corporation, an affiliate of PI, served as a broker/dealer. For the year ended November 30, 2005, the Fund incurred approximately $432,200 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended November 30, 2005, Prudential Equity Group, LLC earned approximately $79,000 in broker commissions from portfolio transactions executed on behalf of the Fund.

Prudential Investment Management, Inc., (“PIM”), an Indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended November 30, 2005, PIM has been compensated approximately $596,000 for these services.

Jennison Sector Funds, Inc./Jennison Utility Fund	25

Notes to Financial Statements

Cont’d

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended November 30, 2005, were $1,354,939,236 and $1,468,643,008, respectively.

As of November 30, 2005, the Fund had securities on loan with an aggregate market value of $360,874,089. The Fund received $377,540,872 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Note 5. Distributions and Tax Information

In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the Statements of Assets and liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions. For the year ended November 30, 2005, the adjustments were to increase accumulated net realized gain on investments and foreign currency transactions and decrease undistributed net investment income by $2,333,616, due to the differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies. Net investment income, net realized gain and net assets were not affected by this change.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2005 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation of Investments	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation of Investments
$2,688,783,578	$1,556,058,725	$50,364,533	$1,505,694,192	$12,927	$1,505,707,119

26	Visit our website at www.jennisondryden.com

The difference between book basis and tax basis is primarily attributable to wash sales. The adjusted net unrealized appreciation on tax basis includes other tax basis adjustments that are primarily attributed to appreciation of foreign currency and to the mark to market of receivables and payables.

The tax character of dividends paid, as reflected in the Statement of Changes in Net Assets, was $51,276,224 of ordinary income for the year ended November 30, 2005 and $46,325,830 of ordinary income for the year ended November 30, 2004.

As of November 30, 2005, the accumulated undistributed earnings on a tax basis consisted of $23,334,528 of ordinary and $245,912,321 of long-term capital gains. This amount differs from undistributed net investment income and accumulated net realized gain on investments and foreign currencies on the Statement of Assets and Liabilities primarily due to timing differences.

During the fiscal year ended November 30, 2005, the Fund utilized approximately $196,250,600 of its prior year capital loss carryforward. The Fund elected to treat net post-October foreign currency losses of approximately $63,500 incurred in the one month period ended November 30, 2005 as having occurred in the following fiscal year.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares were sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 800 million shares of $.01 par value per share common stock authorized which consists of 400 million shares of Class A common stock, 300 million shares of Class B common stock, 50 million shares of Class C common stock and 50 million shares of Class Z common stock.

Jennison Sector Funds, Inc./Jennison Utility Fund	27

Notes to Financial Statements

Cont’d

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2005:
Shares sold	15,276,892	$206,423,600
Shares issued in reinvestment of distributions	3,273,615	42,554,268
Shares reacquired	(30,424,729)	(398,979,502)

Net increase (decrease) in shares outstanding before conversion	(11,874,222)	(150,001,634)
Shares issued upon conversion from Class B	6,268,051	82,035,313

Net increase (decrease) in shares outstanding	(5,606,171)	$(67,966,321)

Year ended November 30, 2004:
Shares sold	6,310,775	$61,951,739
Shares issued in reinvestment of distributions	4,024,284	38,030,857
Shares reacquired	(34,281,487)	(330,744,319)

Net increase (decrease) in shares outstanding before conversion	(23,946,428)	(230,761,723)
Shares issued upon conversion from Class B	4,928,212	47,098,174

Net increase (decrease) in shares outstanding	(19,018,216)	$(183,663,549)

Class B
Year ended November 30, 2005:
Shares sold	4,186,253	$54,889,513
Shares issued in reinvestment of dividends	183,457	2,355,015
Shares reacquired	(3,968,705)	(51,727,190)

Net increase (decrease) in shares outstanding before conversion	401,005	5,517,338
Shares reacquired upon conversion into Class A	(6,278,772)	(82,035,313)

Net increase (decrease) in shares outstanding	(5,877,767)	$(76,517,975)

Year ended November 30, 2004:
Shares sold	2,786,098	$27,141,383
Shares issued in reinvestment of dividends	309,648	2,901,566
Shares reacquired	(4,747,511)	(45,682,975)

Net increase (decrease) in shares outstanding before conversion	(1,651,765)	(15,640,026)
Shares reacquired upon conversion into Class A	(4,936,694)	(47,098,174)

Net increase (decrease) in shares outstanding	(6,588,459)	$(62,738,200)

28	Visit our website at www.jennisondryden.com

Class C	Shares	Amount
Year ended November 30, 2005:
Shares sold	3,610,552	$48,981,927
Shares issued in reinvestment of dividends	27,413	361,151
Shares reacquired	(1,103,009)	(14,687,345)

Net increase (decrease) in shares outstanding	2,534,956	$34,655,733

Year ended November 30, 2004:
Shares sold	633,197	$6,300,701
Shares issued in reinvestment of dividends	34,981	328,133
Shares reacquired	(1,219,421)	(11,687,780)

Net increase (decrease) in shares outstanding	(551,243)	$(5,058,946)

Class Z
Year ended November 30, 2005:
Shares sold	3,264,216	$44,300,452
Shares issued in reinvestment of dividends	61,154	810,608
Shares reacquired	(1,160,021)	(15,625,130)

Net increase (decrease) in shares outstanding	2,165,349	$29,485,930

Year ended November 30, 2004:
Shares sold	1,599,985	$15,648,536
Shares issued in reinvestment of dividends	65,364	609,076
Shares reacquired	(3,612,437)	(33,836,285)

Net increase (decrease) in shares outstanding	(1,947,088)	$(17,578,673)

Jennison Sector Funds, Inc./Jennison Utility Fund	29

Financial Highlights

Class A
Year Ended November 30, 2005
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Year	$11.47

Income (loss) from investment operations:
Net investment income	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.21

Total from investment operations	3.44

Less Distributions:
Dividends from net investment income	(.21)
Distributions from net realized gains	—

Total distributions	(.21)

Net asset value, end of year	$14.70

Total Return(c):	30.20%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$3,335
Average net assets (000,000)	$2,997
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	.80%
Expenses, excluding distribution and service (12b-1) fees	.55%
Net investment income	1.79%
For Class A, B, C and Z shares:
Portfolio turnover rate	40%

(a)	Effective December 1, 2001 the Jennison Utility Fund has adopted the provisions of the AICPA Audit and Accounting Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share and increase net realized and unrealized gain (loss) per share by less than $.005. There was no effect on the ratio of net investment income. Per share amounts and ratios for the years ended prior to November 30, 2002 have not been restated to reflect this change in presentation.
(b)	Calculated based upon weighted average shares outstanding during the year.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(d)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

30	Visit our website at www.jennisondryden.com

Class A
Year Ended November 30,
2004	2003	2002(a)	2001

$8.55	$7.02	$9.46	$13.74

.18	.17	.17	.20
2.91	1.52	(2.42)	(1.92)

3.09	1.69	(2.25)	(1.72)

(.17)	(.16)	(.17)	(.23)
—	—	(0.02)	(2.33)

(.17)	(.16)	(.19)	(2.56)

$11.47	$8.55	$7.02	$9.46

36.63%	24.51%	(23.99)%	(15.24)%

$2,666	$2,150	$1,924	$2,978
$2,343	$1,989	$2,428	$3,518

.84%	.91%	.87%	.80%
.59%	.66%	.62%	.55%
1.83%	2.27%	2.03%	1.69%

30%	35%	52%	40%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	31

Financial Highlights

Cont’d

Class B
Year Ended November 30, 2005
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Year	$11.45

Income (loss) from investment operations:
Net investment income	0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.19

Total from investment operations	3.33

Less Distributions:
Dividends from net investment income	(.11)
Distributions from net realized gains	—

Total distributions	(.11)

Net asset value, end of year	$14.67

Total Return(c):	29.20%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$309
Average net assets (000,000)	$307
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.55%
Expenses, excluding distribution and service (12b-1) fees	.55%
Net investment income	1.05%

(a)	Effective December 1, 2001 the Jennison Utility Fund has adopted the provisions of the AICPA Audit and Accounting Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share and increase net realized and unrealized gain (loss) per share by less than $.005. There was no effect on the ratio of net investment income. Per share amounts and ratios for the years ended prior to November 30, 2002 have not been restated to reflect this change in presentation.
(b)	Calculated based upon weighted average shares outstanding during the year.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Class B
Year Ended November 30,
2004	2003	2002(a)	2001

$8.54	$7.02	$9.44	$13.71

.10	.11	.10	.11
2.91	1.52	(2.40)	(1.91)

3.01	1.63	(2.30)	(1.80)

(.10)	(.11)	(.10)	(0.14)
—	—	(.02)	(2.33)

(.10)	(.11)	(.12)	(2.47)

$11.45	$8.54	$7.02	$9.44

35.56%	23.50%	(24.44)%	(15.89)%

$308	$286	$294	$523
$288	$279	$402	$687

1.59%	1.66%	1.62%	1.55%
.59%	.66%	.62%	.55%
1.08%	1.52%	1.27%	.95%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	33

Financial Highlights

Cont’d

Class C
Year Ended November 30, 2005
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Year	$11.45

Income (loss) from investment operations:
Net investment income	.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.19

Total from investment operations	3.33

Less Distributions:
Dividends from net investment income	(.11)
Distributions from net realized gains	—

Total distributions	(.11)

Net asset value, end of year	$14.67

Total Return(c):	29.20%
Ratios/Supplemental Data:
Net assets, end of year (000)	$85,504
Average net assets (000)	$56,569
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.55%
Expenses, excluding distribution and service (12b-1) fees	.55%
Net investment income	1.07%

(a)	Effective December 1, 2001 the Jennison Utility Fund has adopted the provisions of the AICPA Audit and Accounting Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share and increase net realized and unrealized gain (loss) per share by less than $.005. There was no effect on the ratio of net investment income. Per share amounts and ratios for the years ended prior to November 30, 2002 have not been restated to reflect this change in presentation.
(b)	Calculated based upon weighted average shares outstanding during the year.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class C
Year Ended November 30,
2004	2003	2002(a)	2001

$8.54	$7.02	$9.44	$13.71

.10	.11	.11	.11
2.91	1.52	(2.41)	(1.91)

3.01	1.63	(2.30)	(1.80)

(.10)	(.11)	(.10)	(.14)
—	—	(.02)	(2.33)

(.10)	(.11)	(.12)	(2.47)

$11.45	$8.54	$7.02	$9.44

35.56%	23.50%	(24.44)%	(15.89)%

$37,729	$32,839	$31,675	$48,344
$33,442	$31,569	$40,759	$46,369

1.59%	1.66%	1.62%	1.55%
.59%	.66%	.62%	.55%
1.08%	1.53%	1.29%	.97%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	35

Financial Highlights

Cont’d

Class Z
Year Ended November 30, 2005
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Year	$11.48

Income (loss) from investment operations:
Net investment income	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.20

Total from investment operations	3.47

Less Distributions:
Dividends from net investment income	(.24)
Distributions from net realized gains	—

Total distributions	(.24)

Net asset value, end of year	$14.71

Total Return(c):	30.50%
Ratios/Supplemental Data:
Net assets, end of year (000)	$75,455
Average net assets (000)	$51,277
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.55%
Expenses, excluding distribution and service (12b-1) fees	.55%
Net investment income	2.06%

(a)	Effective December 1, 2001 the Jennison Utility Fund has adopted the provisions of the AICPA Audit and Accounting Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share and increase net realized and unrealized gain (loss) per share by less than $.005. There was no effect on the ratio of net investment income. Per share amounts and ratios for the years ended prior to November 30, 2002 have not been restated to reflect this change in presentation.
(b)	Calculated based upon weighted average shares outstanding during the year.
(c)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Class Z
Year Ended November 30,
2004	2003	2002(a)	2001

$8.56	$7.03	$9.47	$13.76

.20	.19	.19	.23
2.92	1.52	(2.42)	(1.93)

3.12	1.71	(2.23)	(1.70)

(.20)	(.18)	(.19)	(.26)
—	—	(.02)	(2.33)

(.20)	(.18)	(.21)	(2.59)

$11.48	$8.56	$7.03	$9.47

36.92%	24.76%	(23.76)%	(15.06)%

$34,040	$42,055	$41,582	$63,867
$28,739	$40,872	$52,230	$69,628

.59%	.66%	.62%	.55%
.59%	.66%	.62%	.55%
2.03%	2.53%	2.28%	1.95%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	37

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Jennison Sector Funds, Inc.—Jennison Utility Fund:

We have audited the accompanying statement of assets and liabilities of Jennison Sector Funds, Inc.—Jennison Utility Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2005, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended November 30, 2004, were audited by another independent registered public accounting firm, whose report dated January 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2005, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

New York, New York

January 27, 2006

38	Visit our website at www.jennisondryden.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (November 30, 2004) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that during the fiscal year ended November 30, 2004, dividends paid from net investment income totaling $0.21 per Class A share, $0.11 per Class B and Class C and $0.24 per Class Z share are taxable as ordinary income.

Further, we wish to advise you that 99.16% of the ordinary income dividend paid in the fiscal year ended November 30, 2005 qualified for the corporate dividends received deduction available to corporate taxpayers. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

The Fund intends to designate 100% of the ordinary income dividends as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

In January 2005, you will be advised on IRS Form 1099 DIV or substitute Form 1099, as to the federal tax status of the distributions received by you in calendar 2005.

Jennison Sector Funds, Inc./Jennison Utility Fund	39

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (53), Director since 2005(3) Oversees 88 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held:(4) Director of Dynegy Inc. (energy services) (since September 2002) and Simon Property Group, Inc. (real estate investment trust) (since May 2003); Director (since August 2005) of The High Yield Plus Fund, Inc.

David E.A. Carson (71), Director since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999- December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director (since 2004) of The High Yield Plus Fund, Inc.

Robert E. La Blanc (71), Director since 1984(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66), Director since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001) of Gannett Co., Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co., Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62), Director since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

40	Visit our website at www.jennisondryden.com

Robin B. Smith (66), Director since 1996(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992); Director (since January 2005) of The High Yield Plus Fund, Inc.

Stephen G. Stoneburn (62), Director since 1996(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

Clay T. Whitehead (67), Director since 1984(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (58), President since 2003 and Director since 2000(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) Director (since August 2005) of The High Yield Plus Fund, Inc.

Robert F. Gunia (59), Vice President and Director since 1996(3) Oversees 157 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; Vice President (since 2004) and Director (since August 2005) of The High Yield Plus Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (53), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Jennison Sector Funds, Inc./Jennison Utility Fund	41

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer since 1995(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Deborah A. Docs (48), Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Marina Belaya (38), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary (since December 2005) of Prudential Investments LLC; formerly Associate (September 2002-March 2005) at Schutle, Roth & Zabel LLP.

Claudia DiGiacomo (31), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary (since December 2005) of Prudential Investments LLC; Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (46), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of Prudential Investments LLC; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.; Chief Compliance Officer (since October 2004) of Quantitative Management Associates LLC.

Maryanne Ryan (41), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Anti-Money Laundering Officer and Vice President (since April 2002) of Pruco Securities, LLC. Vice President and Bank Secrecy Act Officer (since July 2004) of Prudential Trust Company; Anti-Money Laundering Officer (since April 2003) of Prudential Investments LLC.

42	Visit our website at www.jennisondryden.com

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager the Subadviser or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

(4)	This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust and Prudential’s Gibraltar Fund.

Jennison Sector Funds, Inc./Jennison Utility Fund	43

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 11/30/05
	One Year	Five Years	Ten Years	Since Inception
Class A	23.04%	6.17%	12.16%	11.19%
Class B	24.20	6.42	11.95	14.26
Class C	28.20	6.57	11.95	11.64
Class Z	30.50	7.62	N/A	12.76

Average Annual Total Returns (Without Sales Charges) as of 11/30/05
	One Year	Five Years	Ten Years	Since Inception
Class A	30.20%	7.37%	12.79%	11.59%
Class B	29.20	6.57	11.95	14.26
Class C	29.20	6.57	11.95	11.64
Class Z	30.50	7.62	N/A	12.76

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, 1/22/90; Class B, 8/10/81; Class C, 8/1/94; and Class Z, 3/1/96.

The graph compares a $10,000 investment in the Jennison Utility Fund (Class A shares) with a similar investment in the S&P 500 Index and the S&P Utility TR Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (November 30, 1995) and the account values at the end of the current fiscal year (November 30, 2005) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through November 30, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed in the United States. The S&P Utility TR Index is an unmanaged market capitalization-weighted index of natural gas and electric companies. These indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the indexes would be lower if they included the effects of these expenses. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Jennison Sector Funds, Inc./Jennison Utility Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING

The Board of Directors of the Company has delegated to the Company’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005, is available on the Fund’s website at www.prudential.com and on the Commission’s website at www.sec.gov.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS

Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer •
Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10145

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Sector Funds, Inc./Jennison Utility Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings on its website (www.jennisondryden.com) as of the end of each month within approximately 30 days after the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Utility Fund
	Share Class	A	B	C	Z
	NASDAQ	PRUAX	PRUTX	PCUFX	PRUZX
	CUSIP	476294848	476294830	476294822	476294814

MF105E                IFS-A113135                Ed. 01/2006

Jennison Health Sciences Fund

NOVEMBER 30, 2005	ANNUAL REPORT

FUND TYPE

Sector stock

OBJECTIVE

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

January 16, 2006

Dear Shareholder:

We hope you find the annual report for the Jennison Health Sciences Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Sector Funds, Inc./Jennison Health Sciences Fund

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Health Sciences Fund (the Fund), a series of Jennison Sector Funds, Inc. (the Company), is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75% respectively.

Cumulative Total Returns[1] as of 11/30/05
	One Year	Five Years	Since Inception[2]
Class A	28.97%	56.18%	192.27% (192.12)
Class B	27.96	50.47	178.41 (178.26)
Class C	27.96	50.47	178.41 (178.26)
Class L	N/A	N/A	–2.26
Class M	N/A	N/A	–2.29
Class X	N/A	N/A	–2.29
Class Z	29.26	58.38	197.34 (197.19)
S&P SC 1500 Index[3]	9.21	8.92	7.72
S&P SC Health Care Index[4]	10.26	–5.54	18.46
Lipper Health/Biotechnology Funds Avg.[5]	14.25	8.18	87.48

Average Annual Total Returns[1] as of 12/31/05
	One Year	Five Years	Since Inception[2]
Class A	15.33%	7.49%	17.27% (17.26)
Class B	16.10	7.75	17.41 (17.40)
Class C	20.10	7.90	17.41 (17.40)
Class L	N/A	N/A	N/A
Class M	N/A	N/A	N/A
Class X	N/A	N/A	N/A
Class Z	22.32	9.02	18.62 (18.61)
S&P SC 1500 Index[3]	5.66	1.48	1.16
S&P SC Health Care Index[4]	7.49	–1.20	3.11
Lipper Health/Biotechnology Funds Avg.[5]	9.33	0.14	9.93

2	Visit our website at www.jennisondryden.com

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class L, Class M, and Class X shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other Strategic Partners and JennisonDryden Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively. Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, management fee waivers and/or expense reimbursements were in effect. Without such management fee waivers and/or expense reimbursements, the returns for the share classes would have been lower, as indicated in parentheses. Class A, Class B, Class C, Class L, Class M, and Class X shares are subject to an annual distribution and services (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 0.50%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. Except where noted, the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception dates: Class A, Class B, Class C, and Class Z, 6/30/99; Class L, Class M, and Class X, 11/25/05.

3The Standard & Poor’s SuperComposite (S&P SC) 1500 Index—an unmanaged index of the 500 large, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index—gives a broad look at how U.S. stock prices have performed.

4The S&P SC Health Care Index is an unmanaged, capitalization-weighted index that measures the performance of the healthcare sector of the S&P SC 1500 Index.

5The Lipper Health/Biotechnology Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Health/Biotechnology Funds category for the periods noted. Funds in the Lipper Average invest primarily in shares of companies engaged in healthcare, medicine, and biotechnology.

Investors cannot invest directly in an index. The returns for the S&P SC 1500 Index and the S&P SC Health Care Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/05
CIGNA Corp., Healthcare Providers & Services	3.7%
Roche Holding Ltd., Pharmaceuticals	3.2
Gilead Sciences, Inc., Biotechnology	3.1
McKesson Corp., Healthcare Providers & Services	3.1
Amgen, Inc., Biotechnology	2.9

Holdings reflect only long-term investments and are subject to change.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	3

Your Fund’s Performance (continued)

Five Largest Industries expressed as a percentage of net assets as of 11/30/05
Biotechnology	34.4%
Healthcare Providers & Services	25.0
Pharmaceuticals	24.2
Health Care Equipment & Supplies	9.0
Exchange–Traded Funds	0.8

Industry weightings reflect only long-term investments and are subject to change.

4	Visit our website at www.jennisondryden.com

Investment Subadviser’s Report

Jennison Associates LLC

Performance and market overview

Over the 12 months ended November 30, 2005, the Fund substantially outperformed the S&P SC 1500 and the S&P SC Health Care Indexes, and its peer group, the Lipper Health/Biotechnology Funds Average.

During this reporting period, two major drugs, Merck’s Vioxx and Elan’s Tysabri, were withdrawn from the market, and the British government shut down Chiron’s flu vaccine manufacturing facility after it failed an inspection. These events made the environment for investing in healthcare stocks challenging through much of the reporting period. In addition to creating a more stringent regulatory environment, they made healthcare stocks more sensitive to any regulatory, clinical trial, or earnings news.

In response, we adopted a more conservative stance than in the past on some of the smaller-cap holdings in the portfolio. Nonetheless, we were able to identify companies with compelling novel drugs. We also increased our exposure to generic drug manufacturers, expecting investors to look beyond 2005, in which there were few product launches, to a more robust 2006-2007 when many major brand-name product patents will expire.

Healthcare services was another important focus, particularly HMOs. The HMOs have benefited from the continued deceleration of medical costs, and are poised to potentially benefit from the Medicare Reform Bill. Part D of the bill, prescription drug coverage, enables HMOs to create attractive drug benefit packages for seniors starting in 2006.

We benefited from positive clinical trial and regulatory developments

The Fund’s stock selection in both the biotechnology and pharmaceutical industries made strong contributions to its performance. Biotechnology company Genentech was the leading contributor. Its share price rose steadily with positive commercial prospects for its oncology portfolio, specifically Avastin, Herceptin, and Lucentis. The Avastin story is particularly notable, as clinical trials found it to be effective in treating multiple forms of cancer. We believe that these three drugs will drive Genentech’s future revenue and earnings growth.

Pharmaceutical company Sepracor also led performance higher, as the FDA approved its Lunesta insomnia treatment. The approval process covers the text used to describe the drug and its uses on its package label. The final approval for Lunesta came with a description that we believe will significantly differentiate it from the current dominant product.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	5

Investment Subadviser’s Report (continued)

A position in cancer drug developer Celgene also strengthened the Fund’s performance when the firm reported a stream of above-expectation quarterly earnings, driven largely by sales of its blood cancer treatment Thalomid. However, we are focused on Celgene’s blood cancer treatment Revlimid, which appears to be on track for FDA approval this year. We believe that, if approved, Revlimid represents the next leg of Celgene’s growth story.

HMOs also drove performance

WellPoint and PacifiCare Health Services were both leading performers for the reporting period as a result of growing investor confidence in their Medicare Part D opportunities. We believe that each company is well positioned to capture market share.

CIGNA (see Comments on Largest Holdings) was another important contributor. It has been in a turnaround focused on cutting costs and stabilizing enrollment. Over the reporting period, its enrollment began to grow. We believe that the stabilizing trends we saw throughout the reporting period will continue, putting the company on track to resume growth in 2006.

We also had some disappointments

The primary detractors from the Fund’s return were companies that faced regulatory setbacks, clinical trial disappointments, or earnings shortfalls. Pharmaceutical company Elan had the largest impact. In February 2005, Elan and Biogen Idec unexpectedly announced that they had withdrawn their multiple sclerosis treatment Tysabri from the market. This voluntary withdrawal was made after two cases of serious negative effects were reported among patients who used Tysabri in combination with Biogen Idec’s Avonex. Elan’s shares moved sharply lower as a result of this announcement. Tysabri had been approved by the FDA in November of 2004 and was expected to be the major driver of Elan’s future revenue and earnings growth. We sold our position in Elan due to its sharply diminished prospects.

Two other holdings declined because of issues concerning their phase III trials, the last major regulatory hurdle for a drug in development. In phase III, the treatment is given to large groups of people (1,000–5,000) to confirm its effectiveness, monitor side effects, compare it to other commonly used treatments, and collect information that will allow the drug or treatment to be used safely. Pharmaceutical company AtheroGenics’ shares fell after it reported a delay in completing the Phase III trial for its lead drug AGI-1067 and indicated that the trial would be restructured to improve the quality of the data. Biotechnology holding Axonyx’s shares fell after it reported that its Alzheimer’s drug Phenersine failed its first phase III trial.

6	Visit our website at www.jennisondryden.com

Looking ahead

The investing environment for healthcare stocks has improved somewhat. The Vioxx and Tysabri disappointments were largely reflected in share prices by period end and other companies reported positive product or earnings news. Although there are promising signs that the FDA’s evaluation of the risks and rewards of drugs continues to be driven by scientific rather than political considerations, lingering concerns about drug safety will likely keep the regulatory environment relatively conservative.

Despite these challenges, we continue to focus on pharmaceutical and biotechnology companies with strong management, promising pipelines, and relatively few patent expiration concerns. We will also continue to focus on those generic drug manufacturers that are positioned to benefit from major patent expirations that are expected to occur over the next two years.

In the healthcare services area, we will continue to focus on HMOs that can benefit from Medicare Part D opportunities. Furthermore, as expected, we have seen consolidation in the industry; we expect that this competitive shakeout will continue and may provide further investment opportunities. We are also investing in companies that are buyers of generic drugs, such as pharmacy benefit managers and drug distributors. We believe they will benefit when a new wave of generic alternatives to branded products becomes available in 2006 and 2007. We are maintaining low exposure to hospitals due to the potential for a less benign federal reimbursement environment and bad debt trends that have not stabilized as much as we had hoped.

In all areas, we look for companies benefiting from new product approvals, significant mergers and partnerships, or the global economic environment.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	7

Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 11/30/05.

3.7%	CIGNA Corp./Healthcare Providers & Services

CIGNA is a managed care provider. The company is currently in the midst of a turnaround, which has started to stabilize its membership enrollment base. If these positive trends continue, we believe that Cigna is positioned to return to growth.

3.2%	Roche Holding Ltd./Pharmaceuticals

Roche is a Switzerland-based pharmaceutical company with a robust and promising portfolio of oncology drugs, and is also the manufacturer of the influenza drug Tamiflu.

3.1%	Gilead Sciences, Inc./Biotechnology

Gilead is a leading biopharmaceutical company that focuses on infectious diseases that include HIV, hepatitis, and influenza. The company currently has five anti-infective products on the market. Truvada, the company’s primary growth engine, has enjoyed rapid market penetration since its launch. Gilead also receives royalty from three products, most notably Tamiflu. Gilead now receives an increasing royalty stream on Tamiflu sales due to a recently revised contract with Roche.

3.1%	McKesson Corp./Healthcare Providers & Services

McKesson is the largest pharmaceuticals distributor in the United States. The company operates in three segments. The largest of these is its Pharmaceutical Distribution business, which delivers pharmaceuticals, health and beauty care products, medical supplies, and equipment. McKesson’s Medical-Surgical branch distributes surgical and medical supplies and equipment. The third segment is Provider Technologies, which delivers enterprise-wide patient care, clinical, financial, supply chain, managed care and strategic management software solutions.

2.9%	Amgen, Inc./Biotechnology

Amgen is a biotechnology company that has enjoyed strong sales growth for three of its key products—Aranesp, a treatment for anemia; Enbrel, a treatment for rheumatoid arthritis and psoriasis, and Neulasta, which helps reduce chemotherapy-related infections.

Holdings reflect only long-term investments and are subject to change.

8	Visit our website at www.jennisondryden.com

Jennison Associates

A specialist in actively managed equity portfolios, Jennison Associates has proven expertise in growth, value, and blend styles across market capitalizations in the United States and abroad.

Jennison Associates has earned a reputation for excellence by fulfilling client needs for more than 35 years. Its approach combines internal fundamental research, a disciplined investment process, and the experience and judgment of its portfolio managers and analysts.

Jennison’s investment teams focus on specific product areas, with analysts organized by industry and sector. All of its investment professionals meet every morning to share information and insights, which ensures that Jennison’s clients benefit from the deep resources and experience of the entire organization.

A disciplined approach to investing has driven Jennison’s long-term record of success, leading to a loyal customer base that ranges from individual investors to many of today’s largest corporations and institutions.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2005, at the beginning of the period, and held through the six-month period ended November 30, 2005.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

10	Visit our website at www.jennisondryden.com

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Health Sciences Fund		Beginning Account Value June 1, 2005**	Ending Account Value November 30, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,133.00	1.17%	$6.26
	Hypothetical	$1,000.00	$1,019.20	1.17%	$5.92

Class B	Actual	$1,000.00	$1,128.70	1.92%	$10.25
	Hypothetical	$1,000.00	$1,015.44	1.92%	$9.70

Class C	Actual	$1,000.00	$1,128.70	1.92%	$10.25
	Hypothetical	$1,000.00	$1,015.44	1.92%	$9.70

Class L	Actual	$1,000.00	$997.40	1.42%	$0.23
	Hypothetical	$1,000.00	$1,017.95	1.42%	$7.18

Class M	Actual	$1,000.00	$977.10	1.92%	$0.31
	Hypothetical	$1,000.00	$1,015.44	1.92%	$9.70

Class X	Actual	$1,000.00	$977.10	1.92%	$0.31
	Hypothetical	$1,000.00	$1,015.44	1.92%	$9.70

Class Z	Actual	$1,000.00	$1,134.80	0.92%	$4.92
	Hypothetical	$1,000.00	$1,020.46	0.92%	$4.66

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2005, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2005 (to reflect the six-month period).

** Inception date of Class L, Class M, and Class X shares was 11/25/05.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	11

This Page Intentionally Left Blank

Portfolio of Investments

as of November 30, 2005

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 93.5%
COMMON STOCKS 93.4%

Biotechnology 34.4%
533,333	Acorda Therapeutics, Inc., Private Placement (cost $3,999,998; purchased 3/2/04)(a)(g)(h)	$2,266,665
273,200	Alexion Pharmaceuticals, Inc.(a)	5,330,132
345,995	Amgen, Inc.(a)	28,001,375
700,000	AtheroGenics, Inc.(a)	10,493,000
4,293,600	AVANIR Pharmaceuticals Co. (Class A)(a)(b)	12,065,016
10,200	Biogen Idec, Inc.(a)	436,662
1,000,000	BioMarin Pharmaceutical, Inc.(a)	9,740,000
362,000	Celgene Corp.(a)(b)	22,053,040
158,800	Cephalon, Inc.(a)(b)	8,074,980
206,300	Cortex Pharmaceuticals, Inc.(a)(b)	493,057
416,700	DOV Pharmaceutical, Inc.(a)(b)	6,017,148
816,400	Encysive Pharmaceuticals, Inc.(a)(b)	9,282,468
278,600	Genentech, Inc.(a)	26,639,732
586,500	Gilead Sciences, Inc.(a)	29,729,685
260,500	Inhibitex Inc.(a)	2,386,180
727,400	Keryx Biopharmaceuticals, Inc.(a)(b)	10,103,586
445,100	Ligand Pharmaceuticals, Inc. (Class B)(a)(b)	4,929,483
1,186,600	MGI Pharma, Inc.(a)(b)	23,423,484
272,700	Myogen, Inc.(a)(b)	5,928,498
306,515	Myogen, Inc. (Physical)(a)(b)	6,663,636
600,900	Nuvelo, Inc.(a)	5,233,839
1,077,300	Onyx Pharmaceuticals, Inc.(a)(b)	27,180,279
783,510	Panacos Pharmaceuticals, Inc.(a)	6,197,564
185,200	Pharmacyclics, Inc.(a)(b)	1,376,036
649,400	Progenics Pharmaceuticals, Inc.(a)(b)	17,189,618
34,400	Protein Design Labs, Inc.(a)	958,040
1,085,500	Regeneron Pharmaceuticals, Inc.(a)(b)	12,125,035
404,229	Rigel Pharmaceuticals, Inc.(a)(b)	8,860,700
615,600	Telik, Inc.(a)(b)	10,329,768
639,400	Vertex Pharmaceuticals, Inc.(a)(b)	16,304,700

		329,813,406

Exchange Traded Funds 0.8%
104,800	iShares Nasdaq Biotechnology Index Fund(a)(b)	8,039,208

Health Care Equipment & Supplies 9.0%
78,200	Alcon, Inc.	10,963,640
80,100	Bausch & Lomb, Inc.	6,508,926

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	13

Portfolio of Investments

as of November 30, 2005 Cont’d.

Shares	Description	Value (Note 1)

47,100	Conor Medsystems, Inc.(a)	$931,167
2,600	Fisher Scientific International, Inc.(a)	167,648
154,700	Guidant Corp.	9,541,896
179,800	INAMED Corp.(a)	15,074,432
11,000	Medtronic, Inc.	611,270
137,600	Mentor Corp.(b)	6,706,624
217,100	NxStage Medical, Inc.(a)	2,898,285
185,600	Resmed, Inc.(a)	7,572,480
321,090	St. Jude Medical, Inc.(a)	15,338,469
215,600	Sybron Dental Specialties, Inc.(a)	9,430,344

		85,745,181

Health Care Providers & Services 25.0%
2,850	Aetna, Inc.	263,597
174,000	Cardinal Health, Inc.(b)	11,127,300
484,300	Caremark Rx, Inc.(a)	24,888,177
249,100	Cerner Corp.(a)(b)	24,013,240
314,900	CIGNA Corp.	35,432,548
417,200	Community Health Systems, Inc.(a)(b)	16,725,548
219,800	Covance, Inc.(a)(b)	10,449,292
5,044	Coventry Health Care Inc.(a)	300,471
92,000	DaVita, Inc.(a)	4,829,080
5,200	Health Net, Inc.(a)	265,356
122,900	Horizon Health Corp.(a)	2,853,738
1,700	Humana, Inc.(a)	77,911
585,000	McKesson Corp.	29,425,500
183,000	Medco Health Solutions, Inc.(a)	9,817,950
85,100	Omnicare, Inc.(b)	4,846,445
7,500	Pacificare Health Systems, Inc.(a)	645,300
331,200	UnitedHealth Group, Inc.(b)	19,825,632
435,000	WellCare Health Plans, Inc.(a)	17,173,800
341,200	WellPoint, Inc.(a)	26,214,396

		239,175,281

Pharmaceuticals 24.2%
514,200	Abbott Laboratories	19,390,482
652,700	Acusphere, Inc.(a)(b)	3,198,230
502,000	American Pharmaceutical Partners, Inc.(a)	19,086,040
975,200	Andrx Corp.(a)(b)	17,348,808
360,900	Aspreva Pharmaceuticals, Corp.(a)	4,568,994
14,100	Astellas Pharma, Inc. (Japan)	543,394
195,100	Barrier Therapeutics, Inc.(a)	1,404,720
435,100	Durect Corp.(a)(b)	2,279,924

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

20,500	Eisai Co. Ltd. (Japan)	$787,772
1,152,000	Impax Laboratories, Inc.(a)(b)	11,450,880
564,600	IVAX Corp.(a)	16,915,416
6,000	Kyorin Pharmaceutical Co. Ltd. (Japan)	69,960
5,679	Medicis Pharmaceutical Corp. (Class A)	181,217
483,700	Novartis AG (ADR)(Switzerland)	25,345,880
7,000	Novo-Nordisk A/S (ADR)(Denmark)	375,620
12,100	Roche Holding AG (Switzerland)	1,811,009
411,600	Roche Holdings Ltd. (ADR)(Switzerland)	30,933,016
534,000	Sanofi-Aventis (ADR)(France)	21,472,140
1,000	Santen Pharmaceutical Co. Ltd. (Japan)	23,816
338,004	Sepracor, Inc.(a)(b)	18,583,460
9,000	Shionogi & Co. Ltd. (Japan)	110,206
466,200	Shire PLC (ADR)(United Kingdom)	17,034,948
240,300	Teva Pharmaceutical Industries Ltd. (ADR)(Israel)(b)	9,823,464
17,800	Wyeth	739,768
616,642	Xenoport, Inc.(a)(b)	7,825,187

		231,304,351

	Total common stocks ($734,772,115)	894,077,427

PREFERRED STOCK

Biotechnology
200,000	Geneva Proteomics, Private Placement (cost $1,100,000; purchased 7/7/00)(a)(g)(h)	0

Units
WARRANTS(a) 0.1%

Biotechnology
48,000	Bioenvision, Inc., expiring 3/22/09 (cost $0; purchased 3/15/04)(g)(h)	26,540
700,000	Insmed, Inc., expiring 11/8/09 (cost $0; purchased 11/8/04)(g)(h)	319,225
61,303	Myogen, Inc., expiring 9/29/09 (cost $7,663; purchased 9/29/04)(g)(h)	960,183

	Total warrants (cost $7,663)	1,305,948

	Total long-term investments (cost $735,879,778)	895,383,375

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	15

Portfolio of Investments

as of November 30, 2005 Cont’d.

Shares	Description	Value (Note 1)
SHORT-TERM INVESTMENTS 30.5%

Money Market Mutual Fund 30.4%
	Dryden Core Investment Fund - Taxable Money Market Series(d)(e)
291,334,117	(cost $291,334,117; includes $230,017,520 of cash collateral received for securities on loan) (Note 3)	$291,334,117

Principal Amount (000)

U.S. Government Securities 0.1%
$955	United States Treasury Bill, 3.40%, 12/22/05(c) (cost $953,122)	952,862

	Total short-term investments (cost $292,287,239)	292,286,979

Contracts
OUTSTANDING OPTIONS PURCHASED(a)

Call Options
5,000	Pfizer, Inc., expiring 12/17/05 @ $27.5 (cost $372,500)	25,000

	Total Investments(f) 124.0% (cost $1,028,539,517; Note 5)	1,187,695,354
	Liabilities in excess of other assets (24.0%)	(229,534,112)

	Net Assets 100.0%	$958,161,242

The	following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt.

(a)	Non-income producing security.
(b)	Securities, or a portion thereof, on loan with an aggregate market value of $220,386,332; cash collateral of $230,017,520 (included with liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Percentage quoted represents yield-to-maturity as of purchase date.
(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)	Prudential Investments LLC, the Manager of the Fund also serves as Manager of Dryden Core Investment Fund-Taxable Money Market Series.
(f)	As of November 30, 2005, 11 securities representing $6,918,771 and 0.7% of the total market value were fair valued in accordance with the policies adopted by the Board of Directors.
(g)	Indicates illiquid securities.
(h)	Indicates securities restricted upon resale. The aggregate cost of such securities was $5,107,661. The aggregate value of $3,572,613 is approximately 0.4% of net assets.

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2005 were as follows:

Biotechnology	34.4%
Money Market Mutual Fund (including 24.0% represents of collateral received for securities on loan)	30.4
Health Care Providers & Services	25.0
Pharmaceuticals	24.2
Health Care Equipment & Supplies	9.0
Exchange Traded Funds	0.8
U.S. Government Securities	0.1
Warrants	0.1

124.0
Liabilities in excess of other liabilities	(24.0)

100.0%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	17

Statement of Assets and Liabilities

as of November 30, 2005

Assets
Investments, at value including securities on loan of $220,386,332:
Unaffiliated Investments (cost $737,205,400)	$896,361,237
Affiliated Investments (cost $291,334,117)	291,334,117
Foreign currency, at value (cost $209)	209
Cash	185,217
Receivable for investments sold	9,406,395
Receivable for Fund shares sold	2,224,407
Dividends and interest receivable	228,300
Prepaid expenses and other assets	8,828

Total assets	1,199,748,710

Liabilities
Payable to broker for collateral for securities on loan	230,017,520
Payable for investments purchased	6,458,662
Other payables	2,580,538
Payable for Fund shares reacquired	1,108,949
Management fee payable	574,748
Distribution fee payable	349,330
Accrued expenses	267,860
Transfer agent fee payable	228,035
Deferred directors’ fees	1,826

Total liabilities	241,587,468

Net Assets	$958,161,242

Net assets were comprised of:
Common stock, at par	$489,688
Paid-in capital in excess of par	795,039,021

795,528,709
Accumulated net investment loss	(1,826)
Accumulated net realized gain on investment and foreign currency transactions	3,478,654
Net unrealized appreciation on investments and foreign currencies	159,155,705

Net assets November 30, 2005	$958,161,242

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share ($345,987,374 ÷ 17,391,995 shares of common stock issued and outstanding)	$19.89
Maximum sales charge (5.50% of offering price)	1.16

Maximum offering price to public	$21.05

Class B
Net asset value, offering price and redemption price per share ($215,539,711 ÷11,493,696 shares of common stock issued and outstanding)	$18.75

Class C
Net asset value, offering price and redemption price per share ($126,199,073 ÷ 6,729,985 shares of common stock issued and outstanding)	$18.75

Class L
Net asset value, offering price and redemption price per share ($3,022,033 ÷ 151,870 shares of common stock issued and outstanding)	$19.90
Maximum sales charge (5.75% of offering price)	1.21

Maximum offering price to public	$21.11

Class M
Net asset value, offering price and redemption price per share ($8,774,854 ÷ 467,948 shares of common stock issued and outstanding)	$18.75

Class X
Net asset value, offering price and redemption price per share ($1,432,044 ÷ 76,374 shares of common stock issued and outstanding)	$18.75

Class Z
Net asset value, offering price and redemption price per share ($257,206,153 ÷ 12,656,715 shares of common stock issued and outstanding)	$20.32

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	19

Statement of Operations

Year Ended November 30, 2005

Net Investment Loss
Income
Unaffiliated dividends (net of foreign withholding taxes of $107,472)	$1,883,732
Affiliated dividends income	1,104,591
Affiliated income from securities loaned, net	675,458
Interest	18,515

Total income	3,682,296

Expenses
Management fee	4,901,110
Distribution fee—Class A	552,988
Distribution fee—Class B	1,940,881
Distribution fee—Class C	901,857
Distribution fee—Class L	126
Distribution fee—Class M	728
Distribution fee—Class X	119
Transfer agent’s fees and expenses (including affiliated expense of $742,600)	855,000
Custodian’s fees and expenses	159,000
Reports to shareholders	110,000
Registration fees	50,000
Legal fees and expenses	22,000
Audit fee	18,000
Directors’ fees	13,000
Insurance	11,000
Miscellaneous	14,969

Total expenses	9,550,778

Net investment loss	(5,868,482)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	52,629,517
Short sale transactions	39,398
Written options transactions	3,744,809

56,413,724

Net change in unrealized appreciation (depreciation) on:
Investments	107,303,856
Foreign currencies	(132)
Written options	(1,104,905)

106,198,819

Net gain on investment and foreign currency transactions	162,612,543

Net Increase In Net Assets Resulting From Operations	$156,744,061

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	Year Ended November 30,
	2005	2004
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(5,868,482)	$(4,371,479)
Net realized gain on investment transactions	56,413,724	75,169,557
Net change in unrealized appreciation on investments	106,198,819	5,392,439

Net increase in net assets resulting from operations	156,744,061	76,190,517

Distributions from net realized gains (Note 1)
Class A	(26,467,505)	—
Class B	(27,550,355)	—
Class C	(12,211,235)	—
Class L	—	—
Class M	—	—
Class X	—	—
Class Z	(15,548,285)	—

	(81,777,380)	—

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	541,639,448	98,253,979
Net asset value of shares issued in connection with merger (Note 8)	23,805,654	—
Net asset value of shares issued in reinvestment of distributions	73,473,967	—
Cost of shares reacquired	(130,890,775)	(92,423,741)

Net increase in net assets from Fund share transactions	508,028,294	5,830,238

Total increase	582,994,975	82,020,755

Net Assets
Beginning of year	375,166,267	293,145,512

End of year	$958,161,242	$375,166,267

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	21

Notes to Financial Statements

Jennison Sector Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company presently consists of four Portfolios: Jennison Financial Services Fund, Jennison Utility Fund, Jennison Technology Fund and Jennison Health Sciences Fund. The financial statements relate to Jennison Health Sciences Fund (the “Fund”). The financial statements of the other Portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999.

The Fund is non-diversified and its investment objective is long-term capital appreciation. It seeks to achieve this objective by investing, under normal circumstances, at least 80% of the Fund’s net assets in equity-related securities of U.S. companies engaged in the drug, healthcare, medicine, medical device and biotechnology group of industries. The value of certain securities held by the Fund may be affected by the economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor, to be over-the-counter, are valued at market value by an independent pricing agent or principal market maker. Options traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and

22	Visit our website at www.jennisondryden.com

before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

The Fund held illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in 60 days are valued at current market quotations.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	23

Notes to Financial Statements

Cont’d

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains and losses are included in the reported net realized gains and losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net realized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Short Sales: The Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon

24	Visit our website at www.jennisondryden.com

conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. The fee may be referred to as the “initial margin.” Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in value of the security sold short. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at termination is less or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sale transactions.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currencies underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

The use of derivative transactions involves elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	25

Notes to Financial Statements

Cont’d

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level or class level.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

26	Visit our website at www.jennisondryden.com

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of average daily net assets up to $1 billion and .70 of 1% of average daily net assets in excess of $1 billion. The effective management fee rate was .75 of 1% for the year ended November 30, 2005.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class L, Class M, Class X and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class L, Class M and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C, L, M and X Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, .50 of 1%,

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	27

Notes to Financial Statements

Cont’d

1% and 1% of the average daily net assets of the Class A, B, C, L, M and X shares, respectively. For the year ended November 30, 2005, PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it received approximately $2,082,600 in front-end sales charges resulting from sales of Class A shares, during the year ended November 30, 2005. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2005, it received approximately $185,700 and $15,500 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. For the period from October 29, 2004 through October 28, 2005, the Fund paid a commitment fee of .075 of 1% of the unused portion of the agreement. Effective October 29, 2005, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Fund pays a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the renewed SCA is October 27, 2006. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2005.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

28	Visit our website at www.jennisondryden.com

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended November 30, 2005, the Fund incurred approximately $257,800 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended November 30, 2005, PIM has been compensated approximately $286,600 for these services.

For the year ended November 30, 2005, Prudential Equity Group, LLC earned approximately $27,000 in broker commissions from portfolio transactions executed on behalf of the Fund.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2005 were $1,130,629,475 and $762,718,414, respectively.

Transactions in options written during the year ended November 30, 2005, were as follows:

	Contracts	Premiums Received
Options outstanding at November 30, 2004	8,000	$1,484,905
Options written	33,978	5,636,287
Options closed	(19,300)	(3,464,171)
Options expired	(19,678)	(2,868,974)
Options exercised	(3,000)	(788,047)

Options outstanding at November 30, 2005	—	$—

Note 5. Distributions and Tax Information

In order to present accumulated net investment loss and accumulated net realized gain on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, accumulated net investment loss and

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	29

Notes to Financial Statements

Cont’d

accumulated net realized gain on investments and foreign currency transactions. For the year ended November 30, 2005, the adjustments were to increase paid-in-capital by $123,154, decrease accumulated net investment loss by $5,867,943 and decrease accumulated net realized gain on investments and foreign currency transactions by $5,991,097 due to net operating loss that was used to offset short-term capital gains and capital loss carryforward from merger transaction. Net investment income, net realized gains and net assets were not affected by this change.

The Fund acquired capital loss carryforward from the merger with Strategic Partners Mutual Funds, Inc.—Health Sciences Fund in the amount of approximately $124,200. Due to limitations under Section 382 of the Internal Revenue Code of 1986, as amended, the Fund utilized approximately $13,800 to offset net taxable gains realized in the fiscal year ended November 30, 2005. There will be no further utilization limitation in the future.

As of November 30, 2005, the accumulated undistributed earnings on a tax basis was $8,477,409 of ordinary income.

For the year ended November 30, 2005, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets was $30,399,398 from ordinary income and $51,377,982 from long-term capital gains. The Fund did not pay any distributions for the fiscal year ended November 30, 2004.

The Fund will elect to treat post-October long term capital losses of approximately $23,000 incurred in the one month ended November 30, 2005 as having incurred in the next fiscal year.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2005 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation of Investments	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation
$1,033,405,791	$412,436,183	$258,146,620	$154,289,563	$(132)	$154,289,431

The difference between book basis and tax basis is primarily attributable to the wash sales and straddle deferrals on short sale transactions.

30	Visit our website at www.jennisondryden.com

Note 6. Capital

Class A shares are subject to a maximum front-end sales charge of 5.50%, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase. Class L shares are subject to a maximum front-end sales charge of 5.75% and CDSC of 1%. Class L shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other Strategic Partners and JennisonDryden Funds. Class M and Class X shares are not subject to a sales charge, but have a CDSC of 6%. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. As of the close of business on July 29, 2005, the Fund is closed to new investors.

There are 400 million shares of $.01 par value per share common stock authorized which consist of 50 million shares of Class A common stock, 100 million shares of Class B common stock, 50 million shares of Class C common stock, 50 million shares of Class L common stock, 50 million shares of Class M common stock, 50 million shares of Class X common stock and 50 million shares of Class Z common stock.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2005:
Shares sold	12,819,182	$242,743,943
Shares issued in connection with the merger	269,350	5,490,506
Shares issued in reinvestment of distributions	1,255,922	23,394,428
Shares reacquired	(3,612,252)	(68,530,816)

Net increase (decrease) in shares outstanding before conversion	10,732,202	203,098,061
Shares issued upon conversion from Class B	433,982	8,010,914

Net increase (decrease) in shares outstanding	11,166,184	$211,108,975

Year ended November 30, 2004:
Shares sold	2,600,205	$44,075,235
Shares reacquired	(1,674,809)	(27,793,365)

Net increase (decrease) in shares outstanding before conversion	925,396	16,281,870
Shares issued upon conversion from Class B	184,301	3,045,581

Net increase (decrease) in shares outstanding	1,109,697	$19,327,451

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	31

Notes to Financial Statements

Cont’d

Class B	Shares	Amount
Year ended November 30, 2005:
Shares sold	2,001,762	$35,863,524
Shares issued in connection with the merger	48,978	948,875
Shares issued in reinvestment of distributions	1,504,224	25,729,264
Shares reacquired	(1,765,696)	(31,034,473)

Net increase (decrease) in shares outstanding before conversion	1,789,268	31,507,190
Shares reacquired upon conversion into Class A	(457,186)	(8,010,914)

Net increase (decrease) in shares outstanding	1,332,082	$23,496,276

Year ended November 30, 2004:
Shares sold	1,249,895	$20,176,978
Shares reacquired	(1,931,084)	(30,850,424)

Net increase (decrease) in shares outstanding before conversion	(681,189)	(10,673,446)
Shares issued upon conversion into Class A	(191,879)	(3,045,581)

Net increase (decrease) in shares outstanding	(873,068)	$(13,719,027)

Class C
Year ended November 30, 2005:
Shares sold	3,267,849	$59,307,963
Shares issued in connection with the merger	198,291	3,804,328
Shares issued in reinvestment of distributions	572,553	9,889,792
Shares reacquired	(1,000,653)	(17,740,845)

Net increase (decrease) in shares outstanding	3,038,040	$55,261,238

Year ended November 30, 2004:
Shares sold	756,644	$12,512,312
Shares reacquired	(955,563)	(15,255,838)

Net increase (decrease) in shares outstanding	(198,919)	$(2,743,526)

Class L
Period ended November 30, 2005:*
Shares sold	—	$—
Shares issued in connection with the merger	152,519	3,106,034
Shares issued in reinvestment of distributions	—	—
Shares reacquired	(649)	(12,916)

Net increase (decrease) in shares outstanding	151,870	$3,093,118

Class M
Period ended November 30, 2005:*
Shares sold	—	$—
Shares issued in connection with the merger	468,186	8,985,525
Shares issued in reinvestment of distributions	—	—
Shares reacquired	(238)	(4,469)

Net increase (decrease) in shares outstanding	467,948	$8,981,056

32	Visit our website at www.jennisondryden.com

Class X	Shares	Amount
Period ended November 30, 2005:*
Shares sold	—	$—
Shares issued in connection with the merger	76,618	1,470,608
Shares issued in reinvestment of distributions	—	—
Shares reacquired	(244)	(4,600)

Net increase (decrease) in shares outstanding	76,374	$1,466,008

Class Z
Year ended November 30, 2005:
Shares sold	11,030,270	$203,724,018
Shares issued in connection with the merger	—	—
Shares issued in reinvestment of distributions	734,458	14,460,483
Shares reacquired	(716,466)	(13,562,656)

Net increase (decrease) in shares outstanding	11,048,262	$204,621,845

Year ended November 30, 2004:
Shares sold	1,244,646	$21,489,454
Shares reacquired	(1,167,618)	(18,524,114)

Net increase (decrease) in shares outstanding	77,028	$2,965,340

* Commenced operations on November 28, 2005.

Note 7. Ownership

As of November 30, 2005, approximately 18% of the total ownership shares of record were owned by a single investor.

Note 8. Reorganization

On November 25, 2005, Jennison Health Sciences Fund acquired all of the net assets of Strategic Partners Health Sciences Fund pursuant to a plan of reorganization approved by the Strategic Partners Health Sciences Fund shareholders on March 3, 2005. The acquisition was accomplished by a tax-free issue of Class A, Class B, Class C, Class L, Class M and Class X shares for corresponding classes of Strategic Partners Health Sciences Fund.

Strategic Partners Health Sciences Fund		Jennison Health Sciences Fund
Class	Shares	Class	Shares	Value
A	427,263	A	269,350	$5,490,506
B	76,082	B	48,978	948,875
C	304,408	C	198,291	3,804,328
L	243,171	L	152,519	3,106,099
M	720,801	M	468,186	8,985,349
X	117,625	X	76,618	1,470,497

The aggregate net assets and unrealized appreciation of Strategic Partners Health Sciences Fund immediately before the acquisition was $23,805,654 and $3,542,782, respectively. The aggregate net assets of Jennison Health Sciences Fund immediately before the acquisition were $955,183,838.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	33

Financial Highlights

Class A
Year Ended November 30, 2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$17.77

Income (loss) from investment operations:
Net investment loss	(.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.87

Total from investment operations	4.75

Less Distributions
Distributions from net realized gains	(2.63)

Net asset value, end of year	$19.89

Total Return(b):	28.97%
Ratios/Supplemental Data:
Net assets, end of year (000)	$345,987
Average net assets (000)	$221,195
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.17%
Expenses, excluding distribution and service (12b-1) fees	.92%
Net investment loss	(.63)%
For Class A, B, C and Z shares:
Portfolio turnover rate	122%

(a)	Based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment distributions.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class A
Year Ended November 30,
2004	2003	2002	2001

$13.93	$10.78	$15.62	$18.51

(.12)	(.09)	(.04)	(.01)
3.96	3.24	(3.99)	.10

3.84	3.15	(4.03)	.09

—	—	(.81)	(2.98)

$17.77	$13.93	$10.78	$15.62

27.57%	29.22%	(27.09)%	.76%

$110,644	$71,249	$54,246	$92,196
$89,310	$62,783	$72,143	$94,702

1.30%	1.42%	1.37%	1.29%
1.05%	1.17%	1.12%	1.04%
(.81)%	(.73)%	(.48)%	(.49)%

190%	192%	116%	94%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	35

Financial Highlights

Cont’d

Class B
Year Ended November 30, 2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$17.00

Income (loss) from investment operations:
Net investment loss	(.25)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.63

Total from investment operations	4.38

Less Distributions:
Distributions from net realized gains	(2.63)

Net asset value, end of year	$18.75

Total Return(b):	27.96%
Ratios/Supplemental Data:
Net assets, end of year (000)	$215,540
Average net assets (000)	$194,088
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.92%
Expenses, excluding distribution and service (12b-1) fees	.92%
Net investment loss	(1.40)%

(a)	Based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Class B
Year Ended November 30,
2004	2003	2002	2001

$13.42	$10.47	$15.30	$18.31

(.26)	(.20)	(.17)	(.21)
3.84	3.15	(3.85)	.18

3.58	2.95	(4.02)	(.03)

—	—	(.81)	(2.98)

$17.00	$13.42	$10.47	$15.30

26.68%	28.18%	(27.62)%	.06%

$172,722	$148,077	$129,568	$215,087
$168,691	$137,866	$164,481	$207,806

2.05%	2.17%	2.12%	2.04%
1.05%	1.17%	1.12%	1.04%
(1.56)%	(1.47)%	(1.23)%	(1.24)%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	37

Financial Highlights

Cont’d

Class C
Year Ended November 30, 2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$17.00

Income (loss) from investment operations:
Net investment loss	(.25)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.63

Total from investment operations	4.38

Less Distributions:
Distributions from net realized gains	(2.63)

Net asset value, end of year	$18.75

Total Return(b):	27.96%
Ratios/Supplemental Data:
Net assets, end of year (000)	$126,199
Average net assets (000)	$90,186
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.92%
Expenses, excluding distribution and service (12b-1) fees	.92%
Net investment loss	(1.38)%

(a)	Based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Class C
Year Ended November 30,
2004	2003	2002	2001

$13.42	$10.47	$15.30	$18.31

(.25)	(.21)	(.18)	(.22)
3.83	3.16	(3.84)	.19

3.58	2.95	(4.02)	(.03)

—	—	(.81)	(2.98)

$17.00	$13.42	$10.47	$15.30

26.68%	28.18%	(27.62)%	.06%

$62,754	$52,212	$47,750	$86,887
$58,455	$49,357	$63,423	$86,176

2.05%	2.17%	2.12%	2.04%
1.05%	1.17%	1.12%	1.04%
(1.56)%	(1.47)%	(1.23)%	(1.23)%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	39

Financial Highlights

Cont’d

Class L
November 28, 2005(a) Through November 30, 2005(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$20.36

Income (loss) from investment operations:
Net investment loss	(.01)
Net realized and unrealized loss on investment and foreign currency transactions	(.45)

Total from investment operations	(.46)

Less Distributions:
Distributions from net realized gains	—

Net asset value, end of period	$19.90

Total Return(c):	(2.26)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$3,022
Average net assets (000)	$3,061
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.42%
Expenses, excluding distribution and service (12b-1) fees(d)	.92%
Net investment loss(d)	(3.36)%

(a)	Inception date of Class L shares.
(b)	Based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Total returns for periods less than a full year are not annualized.
(d)	Annualized.

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

Class M
November 28, 2005(a) Through November 30, 2005(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$19.19

Income (loss) from investment operations:
Net investment loss	(.01)
Net realized and unrealized loss on investment and foreign currency transactions	(.43)

Total from investment operations	(.44)

Less Distributions:
Distributions from net realized gains	—

Net asset value, end of period	$18.75

Total Return(c):	(2.29)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$8,775
Average net assets (000)	$8,856
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.92%
Expenses, excluding distribution and service (12b-1) fees(d)	.92%
Net investment loss(d)	(3.88)%

(a)	Inception date of Class M shares.
(b)	Based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Total returns for periods less than a full year are not annualized.
(d)	Annualized.

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	41

Financial Highlights

Cont’d

Class X
November 28, 2005(a) Through November 30, 2005(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$19.19

Income (loss) from investment operations:
Net investment loss	(.01)
Net realized and unrealized loss on investment and foreign currency transactions	(.43)

Total from investment operations	(.44)

Less Distributions:
Distributions from net realized gains	—

Net asset value, end of period	$18.75

Total Return(c):	(2.29)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$1,432
Average net assets (000)	$1,448
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.92%
Expenses, excluding distribution and service (12b-1) fees(d)	.92%
Net investment loss(d)	(3.87)%

(a)	Inception date of Class X shares.
(b)	Based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Total returns for periods less than a full year are not annualized.
(d)	Annualized.

See Notes to Financial Statements.

42	Visit our website at www.jennisondryden.com

This Page Intentionally Left Blank

Financial Highlights

Cont’d

Class Z
Year Ended November 30, 2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$18.06

Income (loss) from investment operations:
Net investment income (loss)	(.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.95

Total from investment operations	4.89

Less Distributions:
Dividends from net realized gains	(2.63)

Net asset value, end of year	$20.32

Total Return(c):	29.26%
Ratios/Supplemental Data:
Net assets, end of year (000)	$257,206
Average net assets (000)	$147,905
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.92%
Expenses, excluding distribution and service (12b-1) fees	.92%
Net investment loss	(.34)%

(a)	Based on average shares outstanding during the year.
(b)	Less that ($0.005).
(c)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

44	Visit our website at www.jennisondryden.com

Class Z
Year Ended November 30,
2004	2003	2002	2001

$14.11	$10.90	$15.74	$18.58

(.07)	(.01)	— (b)	.04
4.02	3.22	(4.03)	.10

3.95	3.21	(4.03)	.14

—	—	(.81)	(2.98)

$18.06	$14.11	$10.90	$15.74

27.99%	29.45%	(26.88)%	1.14%

$29,046	$21,607	$19,106	$32,475
$19,846	$18,671	$24,447	$30,209

1.05%	1.17%	1.12%	1.04%
1.05%	1.17%	1.12%	1.04%
(.57)%	(.48)%	(.23)%	(.25)%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	45

Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (November 30, 2005) as to the federal tax status of distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that the Fund paid distributions of $0.703 of short-term capital gains which is taxable as ordinary income and $1.926 of long-term capital gains which is taxable as such for Class A, B, C and Z shares. The Fund did not pay any distributions for Class L, M and X shares during the fiscal year.

For the fiscal year ended November 30, 2005, the Fund designates 6.23% of ordinary income dividends as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Further, we wish to advise you that 7.26% of ordinary income dividends paid in the fiscal year ended November 30, 2005 qualified for the corporate dividend received deduction available to corporate taxpayers.

In January 2006, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to federal tax status of the distributions received by you in calendar 2005.

46	Visit our website at www.jennisondryden.com

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Jennison Sector Funds, Inc.—Jennison Health Sciences Fund:

We have audited the accompanying statement of assets and liabilities of Jennison Sector Funds, Inc.—Jennison Health Sciences Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2005, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended November 30, 2004, were audited by another independent registered public accounting firm, whose report dated January 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2005, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

New York, New York

January 27, 2006

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	47

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (53), Director since 2005(3) Oversees 88 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held:(4) Director of Dynegy Inc. (energy services) (since September 2002) and Simon Property Group, Inc. (real estate investment trust) (since May 2003); Director (since August 2005) of The High Yield Plus Fund, Inc.

David E.A. Carson (71), Director since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999- December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director (since 2004) of The High Yield Plus Fund, Inc.

Robert E. La Blanc (71), Director since 1984(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66), Director since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001) of Gannett Co., Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co., Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62), Director since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

48	Visit our website at www.jennisondryden.com

Robin B. Smith (66), Director since 1996(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992); Director (since January 2005) of The High Yield Plus Fund, Inc.

Stephen G. Stoneburn (62), Director since 1996(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

Clay T. Whitehead (67), Director since 1984(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (58), President since 2003 and Director since 2000(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) Director (since August 2005) of The High Yield Plus Fund, Inc.

Robert F. Gunia (59), Vice President and Director since 1996(3) Oversees 157 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; Vice President (since 2004) and Director (since August 2005) of The High Yield Plus Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (53), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	49

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer since 1995(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Deborah A. Docs (48), Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Marina Belaya (38), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary (since December 2005) of Prudential Investments LLC; formerly Associate (September 2002-March 2005) at Schutle, Roth & Zabel LLP.

Claudia DiGiacomo (31), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary (since December 2005) of Prudential Investments LLC; Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (46), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of Prudential Investments LLC; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.; Chief Compliance Officer (since October 2004) of Quantitative Management Associates LLC.

Maryanne Ryan (41), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Anti-Money Laundering Officer and Vice President (since April 2002) of Pruco Securities, LLC. Vice President and Bank Secrecy Act Officer (since July 2004) of Prudential Trust Company; Anti-Money Laundering Officer (since April 2003) of Prudential Investments LLC.

50	Visit our website at www.jennisondryden.com

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager the Subadviser or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

(4)	This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust and Prudential’s Gibraltar Fund.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	51

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 11/30/05
	One Year	Five Years	Since Inception
Class A	21.88%	8.10%	17.14% (17.13)
Class B	22.96	8.37	17.28 (17.27)
Class C	26.96	8.52	17.28 (17.27)
Class L	N/A	N/A	N/A
Class M	N/A	N/A	N/A
Class X	N/A	N/A	N/A
Class Z	29.26	9.63	18.49 (18.48)

Average Annual Total Returns (Without Sales Charges) as of 11/30/05
	One Year	Five Years	Since Inception
Class A	28.97%	9.33%	18.17% (18.16)
Class B	27.96	8.52	17.28 (17.27)
Class C	27.96	8.52	17.28 (17.27)
Class L	N/A	N/A	N/A
Class M	N/A	N/A	N/A
Class X	N/A	N/A	N/A
Class Z	29.26	9.63	18.49 (18.48)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling

Visit our website at www.jennisondryden.com

(800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75% respectively. Class L shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other Strategic Partners and JennisonDryden Funds.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

2Inception dates: Class A, Class B, Class C, and Class Z, 6/30/99; Class L, Class M, and Class X, 11/25/05.

The graph compares a $10,000 investment in the Jennison Health Sciences Fund (Class A shares) with a similar investment in the S&P SC 1500 Index and the S&P SC Health Care Index by portraying the initial account values at the commencement of operations of Class A shares (June 30, 1999) and the account values at the end of the current fiscal year (November 30, 2005) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, L, M, X, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through November 30, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P SC 1500 Index is an unmanaged index of the 500 large, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index. It gives a broad look at how U.S. stock prices have performed. The S&P SC Health Care Index is an unmanaged capitalization-weighted index that measures the performance of the healthcare sector of the S&P SC 1500 Index. These indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the indexes would be lower if they included the effects of these expenses. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class L shares are subject to a maximum front-end sales charge of 5.75%, a 12b-1 fee of up to 0.50% and CDSC of 1%. Class L shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other Strategic Partners and JennisonDryden Funds. Class M and Class X shares are not subject to a sales charge, but charge a 12b-1 fee of 1% and a CDSC of 6%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. Without waiver of fees and/or expense subsidization, the Fund’s returns in the tables would have been lower, as indicated in parentheses.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Company has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005, is available on the Fund’s website at www.jennisondryden.com and on the Commission’s website at www.sec.gov.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer •
Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Sector Funds, Inc./Jennison Health Sciences Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings on its website (www.jennisondryden.com) as of the end of each month within approximately 30 days after the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Health Sciences Fund
Share Class	A	B	C	L	M	X	Z
NASDAQ	PHLAX	PHLBX	PHLCX	N/A	N/A	N/A	PHSZX
CUSIP	476294509	476294608	476294707	476294798	476294780	476294772	476294806

MF188E3    IFS-A113128            Ed. 01/2006

Jennison Technology Fund

NOVEMBER 30, 2005	ANNUAL REPORT

FUND TYPE

Sector stock

OBJECTIVE

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

January 16, 2006

Dear Shareholder:

We hope you find the annual report for the Jennison Technology Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Sector Funds, Inc./Jennison Technology Fund

Jennison Sector Funds, Inc./Jennison Technology Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Technology Fund (the Fund), a series of Jennison Sector Funds, Inc. (the Company), is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 11/30/05
	One Year	Five Years	Since Inception[2]
Class A	15.46%	–24.68%	– 9.21% (–9.78)
Class B	14.44	–27.44	–13.43 (–13.99)
Class C	14.44	–27.44	–13.43 (–13.99)
Class Z	15.67	–23.74	–7.77 (–8.34)
S&P SC 1500 Index[3]	9.21	8.92	7.72
S&P SC Information Technology Index[4]	7.22	–31.37	–33.28
Lipper Science & Technology Funds Avg.[5]	8.70	–36.03	–19.93

Average Annual Total Returns[1] as of 12/31/05
	One Year	Five Years	Since Inception[2]
Class A	4.48%	–5.63%	–2.16% (–2.25)
Class B	5.17	–5.45	–2.03 (–2.13)
Class C	9.17	–5.26	–2.03 (–2.13)
Class Z	11.38	–4.31	–1.05 (–1.14)
S&P SC 1500 Index[3]	5.66	1.48	1.16
S&P SC Information Technology Index[4]	1.59	–5.76	–6.39
Lipper Science & Technology Funds Avg.[5]	5.11	–8.81	–4.11

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

2	Visit our website at www.jennisondryden.com

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, management fee waivers and/or expense reimbursements were in effect. Without such management fee waivers and/or expense reimbursements, the returns for the share classes would have been lower, as indicated in parentheses. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. Except where noted, the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 6/30/99.

3The Standard & Poor’s SuperComposite (S&P SC) 1500 Index—an unmanaged index of 500 large, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index—gives a broad look at how U.S. stock prices have performed.

4The S&P SC Information Technology Index is an unmanaged, capitalization-weighted index that measures the performance of the technology sector of the S&P SC 1500 Index.

5The Lipper Science & Technology Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Science & Technology Funds category for the periods noted. Funds in the Lipper Average invest primarily in science and technology stocks.

Investors cannot invest directly in an index. The returns for the S&P SC 1500 Index and the S&P SC Information Technology Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/05
Google, Inc., Class A, Internet Software & Services	7.3%
Monster Worldwide, Inc., Commercial Services & Supplies	5.3
eBay, Inc., Internet & Catalog Retail	5.1
Yahoo!, Inc., Internet Software & Services	4.1
Business Objects S.A., ADR, Software	3.7

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/05
Software	19.9%
Semiconductors & Semiconductor Equipment	18.1
Internet Software & Services	15.9
Communications Equipment	8.7
Commercial Services & Supplies	7.5

Industry weightings reflect only long-term investments and are subject to change.

Jennison Sector Funds, Inc./Jennison Technology Fund	3

Investment Subadviser’s Report

Jennison Associates LLC

Performance and market overview

Superior stock selection drove a strong return

Over the 12 months ended November 30, 2005, the Fund substantially outperformed the S&P SC 1500 and the S&P SC Information Technology Indexes and peer funds, as measured by the Lipper Science & Technology Funds Average.

In a favorable economic environment, the Fund’s outperformance was driven by stock selection in the Internet software & services, software, and computers & peripherals industry groups, but technology-oriented holdings in the telecommunications services, industrials, and healthcare sectors also provided significant gains. It was an interesting market as Internet stocks regained leadership and massively overwhelmed a range-bound technology sector in which all other industry groups moved in fits and starts.

Google (see Comments on Largest Holdings) was, by far, the Fund’s top contributor, with explosive growth since going public in August 2004. Revenues grew at a triple-digit pace, driven by sponsored search query revenue, while earnings developed even more favorably. Jennison has devoted considerable analytical resources across different industry disciplines to estimating the medium-term growth outlook for Google’s sponsored search revenues, and we continue to be quite optimistic about its prospects. Apple Computer was another leading contributor to the Fund’s performance with a very strong product cycle. Although record iPod sales have perhaps garnered most of the attention, they created a “halo effect” for sales of the Macintosh computer. Apple also introduced the Mac Mini (a computer that comes without a keyboard, mouse, or monitor) and the iPod Shuffle. More recently, it introduced the latest member of its highly successful iPod family, the Nano. The Nano uses flash memory to combine a sleek form factor with the power and capacity heretofore only available on larger devices. It further solidifies Apple’s leading position in the portable/downloadable music market. Additional product introductions are likely in both the audio and video/photography categories.

We focused on wireless providers in the telecommunications services sector. The most notable performers were NII Holdings, which provides wireless telecom services in Latin America, and Alamosa Holdings, the largest wireless affiliate of SprintNextel. Each has been able to add new subscribers and grow its operating earnings faster than the industry average.

Healthcare information technology provider Cerner was among the leading holdings in the healthcare sector. It reported a stream of solid earnings reports amid a favorable

4	Visit our website at www.jennisondryden.com

backdrop for healthcare technology spending. We believe that Cerner is well positioned as a leading vendor to hospitals with additional growth opportunities in physicians’ offices.

In the industrials sector, Monster Worldwide (see Comments on Largest Holdings) reported a stream of above-expectation earnings, as a strong North American employment market and improving international employment trends continue to drive its revenues higher. The Fund’s business intelligence software holdings had contrasting returns. Business Objects (see Comments on Largest Holdings) had a stellar year in anticipation of a new product release and attracted a highly sought-after new CEO, while Cognos stumbled on its quarterly performance. We no longer own Cognos, while Business Objects remains a large position.

We had some individual disappointments

Some of our holdings in the Internet & catalog retail industry hurt performance. Most notable among these was eBay (see Comments on Largest Holdings), whose stock was weak early in 2005, falling on concerns that its domestic growth was beginning to slow. We believe that eBay’s management is very focused on stimulating domestic sales, while its International and Paypal units continue to grow rapidly. Our current expectations for eBay are being fulfilled nicely, as the stock has risen significantly from its April 2005 low and eBay’s listings for the holiday season have grown faster than expected. Symbol Technologies, which had a near-term slowdown in revenue, and Brocade Communications Systems, which had significant earnings shortfalls and faced a potential bond default, were also among the Fund’s principal detractors. We sold both positions.

Looking ahead

We continue to be optimistic about technology’s prospects for 2006, as Fortune 1000 corporations and midsize enterprises are both flush with cash. We expect this cash will be deployed to increase growth and improve profitability, including investment in software, security, wireless, and infrastructure projects. We are most positive about diversified semiconductor companies, communications equipment vendors, and infrastructure software companies. They combine new product momentum with industry analysts’ forecasts of strong demand.

We have increased the percentage of larger and midsize technology companies. These well-capitalized companies offer compelling value propositions relative to their past valuation ranges. The larger firms, especially in the software, services, and networking segments, are also assuming bigger shares of their corporate and consumer customers’ wallets. The midsize companies have product cycle

Jennison Sector Funds, Inc./Jennison Technology Fund	5

Investment Subadviser’s Report (continued)

opportunities that may allow outsized revenue and earnings gains. The smaller companies that we like also have many of these characteristics.

We expect 2006 to be a strong year for technology mergers as large and midsize companies try to diversify their growth and enhance their profitability. In an environment of low economic growth, which we envision for 2006, strategic and tactical deal making can be a critical piece of a company’s growth strategy.

We continue to be optimistic about the technology sector as we see many areas where both consumers and corporations can increase spending nicely. End-markets are growing, and global cash flow trends seem to be improving. This adds up to a better selling climate for technology. We see 2006 as an exciting year for technology investing, with very attractive valuations across industry groups.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

6	Visit our website at www.jennisondryden.com

Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 11/30/05.

7.3%	Google, Inc./Internet Software & Services

Google is the leading provider of web-based search and Internet advertising services. Since it went public in August 2004, its annual revenues have continued to grow at a triple-digit pace, driven by the growth of sponsored searches. We continue to be quite optimistic about these prospects as well as continued innovation that we believe will drive long-term revenue growth.

5.3%	Monster Worldwide, Inc./Commercial Services and Supplies

Monster Worldwide is an on-line job search company that has made recruiting cheaper and more efficient than the traditional newspaper channels, allowing the company to capture an increasing share of the total help-wanted market. The company continues to enjoy strong earnings growth prospects as a result of positive employment trends.

5.1%	eBay, Inc./Internet & Catalog Retail

eBay offers the largest on-line auction site, in which buyers and sellers of almost anything are brought together. Higher transaction counts and a larger number of subscribers both domestically and overseas continue to help this company maintain its appealing growth characteristics. Its international and Paypal units continue to grow at very high rates.

4.1%	Yahoo!, Inc./Internet Software & Services

Yahoo! is a leading Internet portal, and has been able to increase revenues through subscription-based services and advertising.

3.7%	Business Objects S.A., ADR/Software

Business Objects develops business intelligence software, which enables organizations to track, understand, and manage performance in different areas of the enterprise. It continues to show strong growth in license revenue and growth in new business.

Holdings reflect only long-term investments and are subject to change.

Jennison Sector Funds, Inc./Jennison Technology Fund	7

Jennison Associates

A specialist in actively managed equity portfolios, Jennison Associates has proven expertise in growth, value, and blend styles across market capitalizations in the United States and abroad.

Jennison Associates has earned a reputation for excellence by fulfilling client needs for more than 35 years. Its approach combines internal fundamental research, a disciplined investment process, and the experience and judgment of its portfolio managers and analysts.

Jennison’s investment teams focus on specific product areas, with analysts organized by industry and sector. All of its investment professionals meet every morning to share information and insights, which ensures that Jennison’s clients benefit from the deep resources and experience of the entire organization.

A disciplined approach to investing has driven Jennison’s long-term record of success, leading to a loyal customer base that ranges from individual investors to many of today’s largest corporations and institutions.

8	Visit our website at www.jennisondryden.com

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2005, at the beginning of the period, and held through the six-month period ended November 30, 2005.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

Jennison Sector Funds, Inc./Jennison Technology Fund	9

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Technology Fund		Beginning Account Value June 1, 2005	Ending Account Value November 30, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,139.80	1.90%	$10.19
	Hypothetical	$1,000.00	$1,015.54	1.90%	$9.60

Class B	Actual	$1,000.00	$1,135.80	2.65%	$14.19
	Hypothetical	$1,000.00	$1,011.78	2.65%	$13.36

Class C	Actual	$1,000.00	$1,135.80	2.65%	$14.19
	Hypothetical	$1,000.00	$1,011.78	2.65%	$13.36

Class Z	Actual	$1,000.00	$1,140.40	1.65%	$8.85
	Hypothetical	$1,000.00	$1,016.80	1.65%	$8.34

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2005, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2005 (to reflect the six-month period).

10	Visit our website at www.jennisondryden.com

Portfolio of Investments

as of November 30, 2005

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.8%
COMMON STOCKS

Biotechnology 1.2%
50,100	MedImmune, Inc.(a)(b)	$1,799,091

Capital Markets 1.2%
74,600	Ameritrade Holding Corp.(a)(b)	1,742,656

Commercial Services & Supplies 7.5%
198,200	Monster Worldwide, Inc.(a)(b)	7,709,980
71,500	Paychex, Inc.(b)	3,032,315

		10,742,295

Communications Equipment 8.7%
138,700	Cisco Systems, Inc.(a)	2,432,798
103,500	Comverse Technology, Inc.(a)(b)	2,712,735
151,000	Extreme Networks, Inc.(a)	742,920
29,000	Juniper Networks, Inc.(a)	652,210
82,400	Nokia Corp., ADR (Finland)(b)	1,407,392
66,000	QUALCOMM, Inc.	3,001,020
38,400	Scientific-Atlanta, Inc.	1,625,088

		12,574,163

Computers & Peripherals 7.3%
51,200	Apple Computer, Inc.(a)	3,472,384
48,000	Avid Technology, Inc.(a)(b)	2,423,040
159,300	EMC Corp.(a)	2,219,049
57,500	Rackable Systems, Inc.(a)	1,062,025
45,700	UNOVA, Inc.(a)	1,285,084

		10,461,582

Electrical Equipment 0.5%
18,000	Rogers Corp.(a)	689,400

Electronic Equipment & Instruments 2.5%
77,800	Ingram Micro, Inc. (Class A)(a)	1,461,084
82,300	Tektronix, Inc.	2,106,057

		3,567,141

Health Care Providers & Services 2.0%
30,400	Cerner Corp.(a)(b)	2,930,560

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Technology Fund	11

Portfolio of Investments

as of November 30, 2005 Cont’d.

Shares	Description	Value (Note 1)

Internet & Catalog Retail 6.5%
43,800	Amazon.com, Inc.(a)(b)	$2,122,548
163,300	eBay, Inc.(a)	7,317,473

		9,440,021

Internet Software & Services 15.9%
177,500	Digital River, Inc.(a)(b)	4,600,800
149,000	Digitas, Inc.(a)(b)	1,862,500
26,000	Google, Inc. (Class A)(a)(b)	10,529,740
146,000	Yahoo!, Inc.(a)	5,873,580

		22,866,620

IT Services 1.0%
30,300	CheckFree Corp.(a)(b)	1,419,555

Media 1.9%
95,400	XM Satellite Radio Holdings, Inc. (Class A)(a)(b)	2,791,404

Semiconductors & Semiconductor Equipment 18.1%
163,500	Applied Materials, Inc.	2,960,985
29,100	Broadcom Corp. (Class A)(a)	1,354,314
134,100	Integrated Device Technology, Inc.(a)	1,606,518
82,600	Intel Corp.	2,203,768
116,000	Intersil Corp. (Class A)	2,975,400
75,100	Marvell Technology Group Ltd.(a)	4,171,054
117,700	Maxim Integrated Products, Inc.	4,301,935
45,200	MEMC Electronic Materials, Inc.(a)	1,011,576
48,800	Micron Technology, Inc.(a)(b)	695,888
147,000	Texas Instruments, Inc.(b)	4,774,560

		26,055,998

Software 19.9%
122,300	Adobe Systems, Inc.(b)	3,988,203
124,600	Amdocs Ltd. PLC(a)	3,293,178
175,200	BEA Systems, Inc.(a)	1,536,504
133,300	Business Objects S.A., ADR (France)(a)(b)	5,297,342
55,900	Citrix Systems, Inc.(a)(b)	1,517,126
60,500	Electronic Arts, Inc.(a)(b)	3,409,780
67,100	Informatica Corp.(a)	754,204
110,300	Microsoft Corp.	3,056,413
26,300	NAVTEQ Corp.(a)	1,104,600
5,400	Quest Software, Inc.(a)	85,050

See Notes to Financial Statements.

12	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

66,900	SAP AG, ADR (Germany)(b)	$3,020,535
203,500	TIBCO Software, Inc.(a)	1,703,295

		28,766,230

Wireless Telecommunication Services 4.6%
150,800	Alamosa Holdings, Inc.(a)(b)	2,786,784
87,800	NII Holdings, Inc.(a)(b)	3,814,910

		6,601,694

	Total long-term investments (cost $109,040,267)	142,448,410

SHORT-TERM INVESTMENTS 47.1%

Money Market Mutual Fund
67,947,650	Dryden Core Investment Fund - Taxable Money Market Series, (cost $67,947,650; includes $61,364,808 of cash collateral received for securities on loan) (Note 3)(c)(d)	67,947,650

	Total Investments 145.9% (cost $176,987,917; Note 5)	210,396,060
	Liabilities in excess of other assets (45.9%)	(66,219,155)

	Net Assets 100.0%	$144,176,905

(a)	Non-income producing security.
(b)	All or portion of security is on loan. The aggregate market value of such securities is $59,499,462; cash collateral of $61,364,808 (included in liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

ADR—American Depositary Receipt.

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Technology Fund	13

Portfolio of Investments

as of November 30, 2005 Cont’d.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2005 were as follows:

Money Market Mutual Fund (42.56% relates to securities lending collateral)	47.1%
Software	19.9
Semiconductors & Semiconductor Equipment	18.1
Internet Software & Services	15.9
Communications Equipment	8.7
Commercial Services & Supplies	7.5
Computers & Peripherals	7.3
Internet & Catalog Retail	6.5
Wireless Telecommunication Services	4.6
Electronic Equipment & Instruments	2.5
Health Care Providers & Services	2.0
Media	1.9
Biotechnology	1.2
Capital Markets	1.2
IT Services	1.0
Electrical Equipment	0.5

145.9
Liabilities in excess of other assets	(45.9)

100.0%

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Financial Statements

NOVEMBER 30, 2003	ANNUAL REPORT

Jennison Technology Fund

Jennison Sector Funds, Inc./Jennison Technology Fund	15

Statement of Assets and Liabilities

as of November 30, 2005

Assets
Investments, at value including securities on loan of $59,499,462:
Unaffiliated Investments (cost $109,040,267)	$142,448,410
Affiliated Investments (cost $67,947,650)	67,947,650
Cash	12,201
Receivable for Fund shares sold	269,310
Receivable for investments sold	166,467
Dividends and interest receivable	31,478
Prepaid expenses	9,117
Foreign tax reclaim receivable	223

Total assets	210,884,856

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	61,364,808
Payable for investments purchased	4,453,505
Accrued expenses	332,862
Payable for Fund shares reacquired	272,666
Transfer agent fee payable	114,445
Management fee payable	86,128
Distribution fee payable	81,939
Deferred directors’ fees	1,598

Total liabilities	66,707,951

Net Assets	$144,176,905

Net assets were comprised of:
Common stock, at par	$185,837
Paid-in capital in excess of par	397,606,358

397,792,195
Accumulated net investment loss	(1,598)
Accumulated net realized loss on investment and foreign currency transactions	(287,021,835)
Net unrealized appreciation on investments and foreign currencies	33,408,143

Net assets November 30, 2005	$144,176,905

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share ($51,013,313 ÷ 6,380,926 shares of common stock issued and outstanding)	$7.99
Maximum sales charge (5.50% of offering price)	.47

Maximum offering price to public	$8.46

Class B
Net asset value, offering price and redemption price per share ($66,575,936 ÷ 8,744,999 shares of common stock issued and outstanding)	$7.61

Class C
Net asset value, offering price and redemption price per share ($22,419,077 ÷ 2,944,529 shares of common stock issued and outstanding)	$7.61

Class Z
Net asset value, offering price and redemption price per share ($4,168,579 ÷ 513,295 shares of common stock issued and outstanding)	$8.12

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Technology Fund	17

Statement of Operations

Year Ended November 30, 2005

Net Investment Loss
Income
Unaffiliated dividend income	$175,929
Income from securities loaned, net	152,134
Affiliated dividend income	53,471
Interest	7

Total income	381,541

Expenses
Management fee	1,046,204
Distribution fee—Class A	111,629
Distribution fee—Class B	676,693
Distribution fee—Class C	226,185
Transfer agent’s fees and expenses (including affiliated expense of $623,400)	790,000
Custodian’s fees and expenses	148,000
Reports to shareholders	100,000
Registration fees	45,000
Legal fees and expenses	25,000
Audit fee	18,000
Directors’ fees	15,000
Insurance	3,000
Miscellaneous	12,665

Total expenses	3,217,376

Net investment loss	(2,835,835)

Realized And Unrealized Gain On Investment Transactions
Net realized gain on:
Investment transactions	11,402,063
Written options transactions	187,846

11,589,909

Net change in unrealized appreciation on:
Investments	8,676,941
Written options	1,066,676

9,743,617

Net gain on investment transactions	21,333,526

Net Increase In Net Assets Resulting From Operations	$18,497,691

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	Year Ended November 30,
	2005	2004
Decrease In Net Assets
Operations
Net investment loss	$(2,835,835)	$(2,745,463)
Net realized gain on investment transactions	11,589,909	5,670,194
Net change in unrealized appreciation (depreciation) on investments	9,743,617	(1,097,973)

Net increase in net assets resulting from operations	18,497,691	1,826,758

Fund share transactions (Net of share conversions) (Note 6)
Proceeds from shares sold	19,262,038	16,339,822
Cost of shares reacquired	(49,264,921)	(46,105,450)

Net decrease in net assets from Fund share transactions	(30,002,883)	(29,765,628)

Total decrease	(11,505,192)	(27,938,870)

Net Assets
Beginning of year	155,682,097	183,620,967

End of year	$144,176,905	$155,682,097

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Technology Fund	19

Notes to Financial Statements

Jennison Sector Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940 as an open-end, management investment company. The Company presently consists of four portfolios: Jennison Financial Services Fund, Jennison Health Sciences Fund, Jennison Utility Fund and Jennison Technology Fund. These financial statements relate to Jennison Technology Fund (the “Fund”). The financial statements of the other portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999.

The Fund is non-diversified and its investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity related securities of companies in the technology sector. Technology companies include companies that will derive a substantial portion of their sales from products or services in technology and technology-related activities. The value of certain securities held by the Fund may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of business of trading on the applicable exchange or if there was no sale at the mean between the most recently quoted bid and asked prices on such exchanges. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most

20	Visit our website at www.jennisondryden.com

recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of November 30, 2005, there were no securities whose values were adjusted in accordance with procedures approved by the Board of Directors.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under tri party repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Jennison Sector Funds, Inc./Jennison Technology Fund	21

Notes to Financial Statements

Cont’d

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Written options involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Company’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level.

22	Visit our website at www.jennisondryden.com

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Jennison Sector Funds, Inc./Jennison Technology Fund	23

Notes to Financial Statements

Cont’d

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of average daily net assets up to $1 billion and .70 of 1% of average daily net assets in excess of $1 billion. The effective management fee rate was .75 of 1% for the year ended November 30, 2005.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such expenses to .25 of 1% of the average daily net assets of the Class A shares for the year ended November 30, 2005.

PIMS has advised the Fund that it received approximately $72,000 in front-end sales charges resulting from sales of Class A shares during the year ended November 30, 2005. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that it received approximately $126,600 and $2,800 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively, during for the year ended November 30, 2005.

24	Visit our website at www.jennisondryden.com

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. For the period October 29, 2004 through October 28, 2005, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA was to be incurred at market rates. The Funds paid a commitment fee of .075 of 1% of the unused portion of the SCA. The commitment fee was accrued daily and paid quarterly and allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 28, 2005. Effective October 29, 2005, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement continues to be $500 million. The Funds paid a commitment fee of .0725 of 1% of the unused portion of the revised credit agreement. The expiration of the revised SCA is October 27, 2006. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2005.

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended November 30, 2005, the Fund incurred approximately $169,500 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended November 30, 2005, Prudential Equity Group, LLC, an indirect, wholly-owned subsidiary of Prudential, and Wachovia Securities, LLC, an affiliate of PI, earned approximately $2,700 and $1,200, respectively in broker commissions from portfolio transactions executed on behalf of the Fund.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended November 30, 2005, PIM has been compensated approximately $60,200 for these services.

Jennison Sector Funds, Inc./Jennison Technology Fund	25

Notes to Financial Statements

Cont’d

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended November 30, 2005, the Fund earned income from the Series by investing its excess cash and collateral received from securities lending of approximately $152,100 and $53,500 (net), respectively.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended November 30, 2005, were $175,256,811 and $209,890,625, respectively.

As of November 30, 2005, the Fund had securities on loan with an aggregate market value of $59,499,462. The Fund received $61,364,808 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Transactions in written options during the year ended November 30, 2005 were as follows:

	Contracts	Premiums Received
Options outstanding at November 30, 2004	463	$127,144
Options written	472	65,292
Options closed	(335)	(47,362)
Options expired	(203)	(26,990)
Options exercised	(397)	(118,084)

Options outstanding at November 30, 2005	—	$—

Note 5. Tax Information

In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represents their tax character, certain adjustments have been made to paid-in-capital in excess of par, accumulated net investment loss and accumulated net realized loss on investments and foreign currency transactions. For the year ended November 30, 2005, the adjustments were to decrease accumulated net investment loss and

26	Visit our website at www.jennisondryden.com

paid-in-capital in excess of par by $2,835,362, due to a net operating loss for tax purposes. Net investment loss, net realized gain and net assets were not affected by this change.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2005 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation of Investments
$177,791,614	$34,013,769	$1,409,323	$32,604,446

The difference between book basis and tax basis is attributable to deferred losses on wash sales.

As of November 30, 2005, the Fund had no distributable earnings.

For federal income tax purposes, the Fund had a capital loss carryforward as of November 30, 2005 of approximately $286,218,000 of which $159,403,000 expires in 2009 and $99,916,000 expires in 2010 and $26,899,000 expires in 2011. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. During the fiscal year ended November 30, 2005, the Fund utilized approximately $11,994,000 of its prior year capital loss carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to expiration date.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Jennison Sector Funds, Inc./Jennison Technology Fund	27

Notes to Financial Statements

Cont’d

There are 400 million authorized shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2005:
Shares sold	1,687,598	$12,337,242
Shares reacquired	(2,567,454)	(18,085,379)

Net increase (decrease) in shares outstanding before conversion	(879,856)	(5,748,137)
Shares issued upon conversion from Class B	681,112	4,830,636

Net increase (decrease) in shares outstanding	(198,744)	$(917,501)

Year ended November 30, 2004:
Shares sold	1,037,890	$6,815,174
Shares reacquired	(2,523,721)	(16,324,338)

Net increase (decrease) in shares outstanding before conversion	(1,485,831)	(9,509,164)
Shares issued upon conversion from Class B	388,526	2,484,356

Net increase (decrease) in shares outstanding	(1,097,305)	$(7,024,808)

Class B
Year ended November 30, 2005:
Shares sold	551,379	$3,692,123
Shares reacquired	(2,793,178)	(18,788,176)

Net increase (decrease) in shares outstanding before conversion	(2,241,799)	(15,096,053)
Shares reacquired upon conversion into Class A	(711,673)	(4,830,636)

Net increase (decrease) in shares outstanding	(2,953,472)	$(19,926,689)

Year ended November 30, 2004:
Shares sold	764,606	$4,862,074
Shares reacquired	(2,802,055)	(17,472,405)

Net increase (decrease) in shares outstanding before conversion	(2,037,449)	(12,610,331)
Shares reacquired upon conversion into Class A	(403,096)	(2,484,356)

Net increase (decrease) in shares outstanding	(2,440,545)	$(15,094,687)

28	Visit our website at www.jennisondryden.com

Class C	Shares	Amount
Year ended November 30, 2005:
Shares sold	181,429	$1,230,553
Shares reacquired	(1,149,437)	(7,728,560)

Net increase (decrease) in shares outstanding	(968,008)	$(6,498,007)

Year ended November 30, 2004:
Shares sold	276,980	$1,755,055
Shares reacquired	(1,309,519)	(8,215,423)

Net increase (decrease) in shares outstanding	(1,032,539)	$(6,460,368)

Class Z
Year ended November 30, 2005:
Shares sold	274,682	$2,002,120
Shares reacquired	(667,727)	(4,662,806)

Net increase (decrease) in shares outstanding	(393,045)	$(2,660,686)

Year ended November 30, 2004:
Shares sold	433,828	$2,907,519
Shares reacquired	(623,600)	(4,093,284)

Net increase (decrease) in shares outstanding	(189,772)	$(1,185,765)

Proposed Reorganization

The Boards of Directors of Strategic Partners Mutual Funds, Inc. (SPMF), Prudential Sector Funds, Inc. (d/b/a Jennison Sector Funds, Inc.) Sector Funds) and Jennison U.S. Emerging Growth Fund, Inc. (Emerging Growth Fund) recently approved proposals whereby the assets and liabilities of each of Strategic Partners Technology Fund, Strategic Partners Managed OTC Fund and Jennison Technology Fund would be exchanged for shares of Emerging Growth Fund. Under the proposal, shares of each class of Strategic Partners Technology Fund, Strategic Partners Managed OTC Fund and Jennison Technology Fund would be exchanged at net asset value for identical share classes of equivalent value of Emerging Growth Fund.

Each transfer is subject to approval by the respective shareholders of Strategic Partners Technology Fund, Strategic Partners Managed OTC Fund and Jennison Technology Fund. Shareholder meetings will be held on or about May 2006. Each proposal is not contingent upon the shareholder approval of any of the other proposals. Under the terms of the proposals, shareholders of Strategic Partners Technology Fund, Strategic Partners Managed OTC Fund and Jennison Technology Fund would become shareholders of the Emerging Growth Fund.

Jennison Sector Funds, Inc./Jennison Technology Fund	29

Financial Highlights

Class A
Year Ended November 30, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.92

Income (loss) from investment operations:
Net investment loss	(.11)
Net realized and unrealized gain (loss) on investment transactions	1.18

Total from investment operations	1.07

Less Distributions:
Distributions from net realized gains on investments	—

Net asset value, end of year	$7.99

Total Return(a):	15.46%
Ratios/Supplemental Data:
Net assets, end of year (000)	$51,013
Average net assets (000)	$44,652
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.83%
Expenses, excluding distribution and service (12b-1) fees	1.58%
Net investment loss	(1.56)%
For Class A, B, C and Z shares:
Portfolio turnover rate	125%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

30	Visit our website at www.jennisondryden.com

Class A
Year Ended November 30,
2004	2003	2002	2001

$6.74	$5.15	$7.07	$11.72

(.08)	(.09)	(.10)	(.07)
.26	1.68	(1.82)	(3.36)

.18	1.59	(1.92)	(3.43)

—	—	—	(1.22)

$6.92	$6.74	$5.15	$7.07

2.67%	30.87%	(27.16)%	(33.35)%

$45,559	$51,747	$43,808	$70,417
$46,601	$42,894	$54,459	$86,366

1.58%	1.86%	1.86%	1.53%
1.33%	1.61%	1.61%	1.28%
(1.20)%	(1.59)%	(1.57)%	(.85)%

181%	188%	164%	154%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Technology Fund	31

Financial Highlights

Cont’d

Class B
Year Ended November 30, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.65

Income (loss) from investment operations:
Net investment loss	(.18)
Net realized and unrealized gain (loss) on investment transactions	1.14

Total from investment operations	.96

Less Distributions:
Distributions from net realized gain on investments	—

Net asset value, end of year	$7.61

Total Return(a):	14.44%
Ratios/Supplemental Data:
Net assets, end of year (000)	$66,576
Average net assets (000)	$67,669
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.58%
Expenses, excluding distribution and service (12b-1) fees	1.58%
Net investment loss	(2.30)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Class B
Year Ended November 30,
2004	2003	2002	2001

$6.52	$5.01	$6.94	$11.60

(.14)	(.13)	(.15)	(.14)
.27	1.64	(1.78)	(3.30)

.13	1.51	(1.93)	(3.44)

—	—	—	(1.22)

$6.65	$6.52	$5.01	$6.94

1.99%	30.14%	(27.81)%	(33.83)%

$77,752	$92,163	$80,613	$138,220
$80,941	$77,751	$101,549	$170,790

2.33%	2.61%	2.61%	2.28%
1.33%	1.61%	1.61%	1.28%
(1.95)%	(2.35)%	(2.32)%	(1.59)%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Technology Fund	33

Financial Highlights

Cont’d

Class C
Year Ended November 30, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.65

Income (loss) from investment operations:
Net investment loss	(.18)
Net realized and unrealized gain (loss) on investment transactions	1.14

Total from investment operations	.96

Less Distributions:
Distributions from net realized gain on investments	—

Net asset value, end of year	$7.61

Total Return(a):	14.44%
Ratios/Supplemental Data:
Net assets, end of year (000)	$22,419
Average net assets (000)	$22,619
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.58%
Expenses, excluding distribution and service (12b-1) fees	1.58%
Net investment loss	(2.30)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class C
Year Ended November 30,
2004	2003	2002	2001

$6.52	$5.01	$6.94	$11.60

(.14)	(.13)	(.15)	(.14)
.27	1.64	(1.78)	(3.30)

.13	1.51	(1.93)	(3.44)

—	—	—	(1.22)

$6.65	$6.52	$5.01	$6.94

1.99%	30.14%	(27.81)%	(33.83)%

$26,004	$32,234	$28,710	$50,876
$27,655	$27,519	$36,790	$63,088

2.33%	2.61%	2.61%	2.28%
1.33%	1.61%	1.61%	1.28%
(1.96)%	(2.35)%	(2.31)%	(1.59)%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Technology Fund	35

Financial Highlights

Cont’d

Class Z
Year Ended November 30, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$7.02

Income (loss) from investment operations:
Net investment loss	(.07)
Net realized and unrealized gain (loss) on investment transactions	1.17

Total from investment operations	1.10

Less Distributions:
Distributions from net realized gain on investments	—

Net asset value, end of year	$8.12

Total Return(a):	15.67%
Ratios/Supplemental Data:
Net assets, end of year (000)	$4,169
Average net assets (000)	$4,554
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.58%
Expenses, excluding distribution and service (12b-1) fees	1.58%
Net investment loss	(1.30)%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Class Z
Year Ended November 30,
2004	2003	2002	2001

$6.82	$5.20	$7.12	$11.76

(.07)	(.06)	(.08)	(.05)
.27	1.68	(1.84)	(3.37)

.20	1.62	(1.92)	(3.42)

—	—	—	(1.22)

$7.02	$6.82	$5.20	$7.12

2.93%	31.15%	(26.97)%	(33.14)%

$6,367	$7,478	$5,906	$10,274
$6,738	$5,030	$7,193	$12,330

1.33%	1.61%	1.61%	1.28%
1.33%	1.61%	1.61%	1.28%
(.95)%	(1.28)%	(1.32)%	(.58)%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Technology Fund	37

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders of Jennison Sector Funds, Inc.—Jennison Technology Fund:

We have audited the accompanying statement of assets and liabilities of Jennison Sector Funds, Inc.—Jennison Technology Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2005, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended November 30, 2004, were audited by another independent registered public accounting firm, whose report dated January 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2005, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 27, 2006

38	Visit our website at www.jennisondryden.com

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (53), Director since 2005(3) Oversees 88 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held:(4) Director of Dynegy Inc. (energy services) (since September 2002) and Simon Property Group, Inc. (real estate investment trust) (since May 2003); Director (since August 2005) of The High Yield Plus Fund, Inc.

David E.A. Carson (71), Director since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999- December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director (since 2004) of The High Yield Plus Fund, Inc.

Robert E. La Blanc (71), Director since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66), Director since 1999(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001) of Gannett Co., Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co., Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62), Director since 1999(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

Jennison Sector Funds, Inc./Jennison Technology Fund	39

Robin B. Smith (66), Director since 1999(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992); Director (since January 2005) of The High Yield Plus Fund, Inc.

Stephen G. Stoneburn (62), Director since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

Clay T. Whitehead (67), Director since 1999(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (58), President since 2003 and Director since 2000(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) Director (since August 2005) of The High Yield Plus Fund, Inc.

Robert F. Gunia (59), Vice President and Director since 1999(3) Oversees 157 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; Vice President (since 2004) and Director (since August 2005) of The High Yield Plus Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (53), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

40	Visit our website at www.jennisondryden.com

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer since 1999(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Deborah A. Docs (48), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Marina Belaya (38), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary (since December 2005) of Prudential Investments LLC; formerly Associate (September 2002-March 2005) at Schutle, Roth & Zabel LLP.

Claudia DiGiacomo (31), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary (since December 2005) of Prudential Investments LLC; Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (46), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of Prudential Investments LLC; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.; Chief Compliance Officer (since October 2004) of Quantitative Management Associates LLC.

Maryanne Ryan (41), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Anti-Money Laundering Officer and Vice President (since April 2002) of Pruco Securities, LLC. Vice President and Bank Secrecy Act Officer (since July 2004) of Prudential Trust Company; Anti-Money Laundering Officer (since April 2003) of Prudential Investments LLC.

Jennison Sector Funds, Inc./Jennison Technology Fund	41

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager the Subadviser or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

(4)	This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust and Prudential’s Gibraltar Fund.

42	Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 11/30/05
	One Year	Five Years	Since Inception
Class A	9.11%	–6.57%	–2.36% (–2.45)
Class B	9.44	–6.38	–2.22 (–2.32)
Class C	13.44	–6.21	–2.22 (–2.32)
Class Z	15.67	–5.28	–1.25 (–1.35)

Average Annual Total Returns (Without Sales Charges) as of 11/30/05
	One Year	Five Years	Since Inception
Class A	15.46%	–5.51%	–1.49% (–1.59)
Class B	14.44	–6.21	–2.22 (–2.32)
Class C	14.44	–6.21	–2.22 (–2.32)
Class Z	15.67	–5.28	–1.25 (–1.35)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date: 6/30/99.

The graph compares a $10,000 investment in the Jennison Technology Fund (Class A shares) with a similar investment in the S&P SC 1500 Index and the S&P SC Information Technology Index by portraying the initial account values at the commencement of operations of Class A shares (June 30, 1999) and the account values at the end of the current fiscal year (November 30, 2005) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through November 30, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P SC 1500 Index is an unmanaged index of 500 large, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index. It gives a broad look at how U.S. stock prices have performed. The S&P SC Information Technology Index is an unmanaged capitalization-weighted index that measures the performance of the technology sector of the S&P SC 1500 Index. These indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the indexes would be lower if they included the effects of these expenses. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. Without waiver of fees and/or expense subsidization, the Fund’s returns in the tables would have been lower, as indicated in parentheses.

Jennison Sector Funds, Inc./Jennison Technology Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Company has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005, is available on the Fund’s website at www.jennisondryden.com and on the Commission’s website at www.sec.gov.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10145

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Sector Funds, Inc./Jennison Technology Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings on its website (www.jennisondryden.com) as of the end of each month within approximately 30 days after the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Technology Fund
Share Class	A	B	C	Z
NASDAQ	PTYAX	PTYBX	PTYCX	PTFZX
CUSIP	476294889	476294871	476294863	476294855

MF188E5    IFS-A113132    Ed. 01/2006

Jennison Financial Services Fund

NOVEMBER 30, 2005	ANNUAL REPORT

FUND TYPE

Sector stock

OBJECTIVE

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

January 16, 2006

Dear Shareholder:

We hope you find the annual report for the Jennison Financial Services Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Sector Funds, Inc./Jennison Financial Services Fund

Jennison Sector Funds, Inc./Jennison Financial Services Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Financial Services Fund (the Fund), a series of Jennison Sector Funds, Inc. (the Company), is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 11/30/05
	One Year	Five Years	Since Inception[2]
Class A	8.31%	46.54%	62.96% (62.58)
Class B	7.46	41.16	55.27 (54.91)
Class C	7.46	41.16	55.27 (54.91)
Class Z	8.61	48.31	65.51 (65.13)
S&P SC 1500 Index[3]	9.21	8.92	7.72
S&P SC Financials Index[4]	10.92	36.36	43.72
S&P 500 Financials Index[5]	10.79	30.82	39.15
Lipper Financial Services Funds Avg.[6]	9.85	57.59	66.26

Average Annual Total Returns[1] as of 12/31/05
	One Year	Five Years	Since Inception[2]
Class A	–1.83%	4.73%	7.13% (7.09)
Class B	–1.68	4.97	7.25 (7.21)
Class C	2.14	5.13	7.25 (7.21)
Class Z	4.10	6.18	8.32 (8.28)
S&P SC 1500 Index[3]	5.66	1.48	1.16
S&P SC Financials Index[4]	6.61	4.46	5.76
S&P 500 Financials Index[5]	6.47	3.76	5.25
Lipper Financial Services Funds Avg.[6]	6.57	6.99	7.79

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

2	Visit our website at www.jennisondryden.com

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, management fee waivers were in effect. Without such management fee waivers, the returns for the share classes would have been lower, as indicated in parentheses. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. Except where noted, the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 6/30/99.

3The Standard & Poor’s SuperComposite (S&P SC) 1500 Index—an unmanaged index of the 500 large, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index—gives a broad look at how U.S. stock prices have performed.

4The S&P SC Financials Index is an unmanaged, capitalization-weighted index that measures the performance of the financial sector of the S&P SC 1500 Index.

5The S&P 500 Financials Index is a market capitalization—weighted index of companies involved in activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment and real estate, including REITs.

6The Lipper Financial Services Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Financial Services Funds category for the periods noted. Funds in the Lipper Average invest primarily in equity securities of companies engaged in providing financial services, including, but not limited to, banks, finance companies, insurance companies, and securities/brokerage firms.

The returns for the S&P SC 1500 Index, S&P SC Financials Index, and the S&P 500 Financial Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/05
American International Group, Inc., Insurance	7.6%
MBNA Corp., Consumer Finance	5.5
American Express Co., Consumer Finance	5.3
Merrill Lynch & Co., Inc., Capital Markets	5.2
Bank of the Ozarks, Inc., Commercial Banks	4.8

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/05
Capital Markets	33.2%
Consumer Finance	23.0
Insurance	13.1
Commercial Banks	9.8
Thrifts & Mortgage Finance	6.3

Industry weightings reflect only long-term investments and are subject to change.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	3

Investment Subadviser’s Report

Jennison Associates LLC

Performance and Market Overview

Over the 12 months ended November 30, 2005, the Fund delivered a moderate positive return, but underperformed its benchmark indexes and peer funds, as represented by the Lipper Financial Services Funds Average.

Our stock selections among capital markets, consumer finance, and mortgage finance companies drove strong gains, and the Fund’s underweight relative to the benchmark in low-performing commercial banks further strengthened its comparative performance. We have maintained this positioning, as traditional commercial banks remain squeezed by tightening spreads between short-term and long-term interest rates. The Fund’s underperformance was primarily due to its insurance and real estate holdings.

Capital markets positions drove strong returns

Capital markets activities rebounded strongly during the reporting period as the economy continued its steady moderate growth. A favorable trading and investment banking environment produced a stream of strong earnings reports for the Fund’s holdings Lehman Brothers, Merrill Lynch (see Comments on Largest Holdings), Lazard, and Goldman Sachs. Lehman’s came primarily from equity and fixed income trading and equity underwriting; Merrill Lynch’s from trading, investment banking, wealth and asset management; Lazard’s from advising on mergers and acquisitions; and Goldman Sachs’s from mergers and acquisitions and commodity trading. These were the leading contributors to the Fund’s return.

Solid contributions from consumer finance and mortgage finance positions

The Fund’s return received a strong contribution from student loan provider Nelnet, which reported strong earnings over the reporting period as a result of the steady growth of its student loan portfolio. Mortgage finance company Countrywide Financial also contributed. Its loan originations were strong, and it improved its margins by cutting costs. It also benefited from its banking division’s growing assets from deposits related to its mortgage portfolio. This is helping reduce the cyclicality of its earnings.

Homebuilders remained strong

Three of the Fund’s homebuilding stocks—Lennar, Standard Pacific, and WCI Communities—benefited from the strong homebuilding market, seeing rising orders, higher selling prices, and expanding margins. These stocks have been volatile from time to time, when investors feared that the housing boom might slow significantly. We believe that such fears are overdone, and that the fundamentals for the housing market remain positive. However, we would not be surprised if homebuilding stocks

4	Visit our website at www.jennisondryden.com

correct occasionally should investors focus on near-term data rather than long-term fundamentals.

Insurance holdings a source of weakness

American International Group (AIG) and Ambac Financial Group were among the principal detractors from the Fund’s performance. Heightened regulatory scrutiny drove down AIG shares, but we are pleased that AIG dealt aggressively with these issues. We continue to find the stock attractively valued, and we believe that AIG’s revenue and earnings will continue to grow, especially those from its international insurance business. The shares of Ambac Financial Group, a provider of financial guarantee insurance, fell sharply as a result of missed earnings and severely lowered growth expectations. We sold this position.

Weakness from Redwood Trust

Redwood Trust, a REIT, also hurt the Fund’s performance. It reported slowing earnings growth throughout the reporting period, largely due to prepayments and asset sales that reduced its portfolio. However, we believe that its conservative approach is correct in this difficult environment, and we continue to believe its stock trades at a steep discount to its asset value.

Looking ahead

We remain overweight in firms with exposure to capital markets activity, particularly to asset management companies. We believe they are attractively valued and can increase their earnings as the economy and capital markets continue to improve. We are also overweight in mortgage providers and homebuilders, believing our holdings are long-term winners in markets undergoing competitive shakeouts.

We are concerned that the narrow spreads between long-term and short-term interest rates is not good for traditional banks and we are underweight in them compared with the Fund’s benchmark. Our outlook for financial stocks is optimistic, even though investors generally favor more cyclical sectors like technology when interest rates rise. After interest rates hit 40-year lows, equity investors and company managements have widely anticipated rate increases. We believe that the Fed is unlikely to raise interest rates aggressively now that economic data is pointing to moderate growth.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	5

Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 11/30/05.

7.6%	American International Group, Inc. (AIG)/Insurance

AIG provides property and casualty insurance, life insurance, and financial services globally. We believe it has very attractive opportunities for organic growth, especially in Southeast Asia.

5.5%	MBNA Corp./Consumer Finance

MBNA is the world’s largest independent credit card company, and will be acquired by Bank of America in January 2006. We like Bank of America because of its strong core deposit base, its diversified loan portfolio, and its attractive dividend yield.

5.3%	American Express Co./Consumer Finance

American Express is a leading consumer finance company. It recently spun off its financial advisory arm to focus on its core credit card and travel business. The company has continued to drive strong revenue growth through increased spending on its credit cards by consumer, small business, and corporate clients.

5.2%	Merrill Lynch & Co., Inc./Capital Markets

Merrill Lynch is a brokerage firm offering investment banking, asset management, and trading services. It has resumed strong growth in the favorable capital markets environment.

4.8%	Bank of the Ozarks, Inc./Commercial Banks

Arkansas-based Bank of the Ozarks is one of the fastest—growing community banks in the United States. It has delivered consistent organic earnings growth, despite a difficult interest rate environment for traditional banks, by focusing on loan and deposit growth and tight cost controls.

Holdings reflect only long-term investments and are subject to change.

6	Visit our website at www.jennisondryden.com

Jennison Associates

A specialist in actively managed equity portfolios, Jennison Associates has proven expertise in growth, value, and blend styles across market capitalizations in the United States and abroad.

Jennison Associates has earned a reputation for excellence by fulfilling client needs for more than 35 years. Its approach combines internal fundamental research, a disciplined investment process, and the experience and judgment of its portfolio managers and analysts.

Jennison’s investment teams focus on specific product areas, with analysts organized by industry and sector. All of its investment professionals meet every morning to share information and insights, which ensures that Jennison’s clients benefit from the deep resources and experience of the entire organization.

A disciplined approach to investing has driven Jennison’s long-term record of success, leading to a loyal customer base that ranges from individual investors to many of today’s largest corporations and institutions.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2005, at the beginning of the period, and held through the six-month period ended November 30, 2005.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

8	Visit our website at www.jennisondryden.com

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Financial Services Fund		Beginning Account Value June 1, 2005	Ending Account Value November 30, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,078.10	1.61%	$8.39
	Hypothetical	$1,000.00	$1,017.00	1.61%	$8.14

Class B	Actual	$1,000.00	$1,073.40	2.36%	$12.27
	Hypothetical	$1,000.00	$1,013.24	2.36%	$11.91

Class C	Actual	$1,000.00	$1,073.40	2.36%	$12.27
	Hypothetical	$1,000.00	$1,013.24	2.36%	$11.91

Class Z	Actual	$1,000.00	$1,079.20	1.36%	$7.09
	Hypothetical	$1,000.00	$1,018.25	1.36%	$6.88

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2005, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2005 (to reflect the six-month period).

Jennison Sector Funds, Inc./Jennison Financial Services Fund	9

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Portfolio of Investments

as of November 30, 2005

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 96.3%
COMMON STOCKS

Capital Markets 33.2%
64,100	Affiliated Managers Group, Inc.(a)(b)	$5,053,644
479,500	Amvescap PLC (United Kingdom)	3,266,759
95,700	Charles Schwab Corp. (The)	1,459,425
72,900	E*Trade Financial Corp.(a)	1,423,008
31,400	Goldman Sachs Group, Inc.(b)	4,049,344
73,700	Lazard Ltd. (Class A)(b)	2,306,810
32,600	Lehman Brothers Holdings, Inc.(b)	4,107,600
111,200	Mellon Financial Corp.	3,740,768
82,400	Merrill Lynch & Co., Inc.(b)	5,473,008
103,300	Nuveen Investments, Inc. (Class A)	4,282,818

		35,163,184

Commercial Banks 9.8%
71,000	Bank of America Corp.	3,258,190
137,700	Bank of the Ozarks, Inc.(b)	5,108,670
114,700	UCBH Holdings, Inc.(b)	2,023,308

		10,390,168

Commercial Services & Supplies 1.4%
34,100	Paychex, Inc.(b)	1,446,181

Consumer Finance 23.0%
47,700	Alliance Data Systems Corp.(a)	1,839,789
109,900	American Express Co.	5,651,058
58,000	Capital One Financial Corp.	4,817,480
215,600	MBNA Corp.	5,771,612
110,600	Nelnet, Inc. (Class A)(a)	4,208,330
40,000	SLM Corp.	2,102,000

		24,390,269

Diversified Financial Services 1.6%
34,280	Citigroup, Inc.	1,664,294

Household Durables 5.4%
49,000	Lennar Corp. (Class A)	2,826,320
75,500	Standard Pacific Corp.	2,845,595

		5,671,915
Insurance 13.1%
120,104	American International Group, Inc.	8,063,783

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	11

Portfolio of Investments

as of November 30, 2005 Cont’d.

Shares	Description	Value (Note 1)

60,400	Axis Capital Holdings Ltd.	$1,828,912
475,000	Benfield Group Ltd. (United Kingdom)	2,696,380
67,800	Montpelier Re Holdings Ltd.(b)	1,330,914

		13,919,989

Real Estate Investment Trust 2.5%
61,400	Redwood Trust, Inc.	2,648,796

Thrifts & Mortgage Finance 6.3%
76,398	Countrywide Financial Corp.	2,659,414
62,000	Golden West Financial Corp.(b)	4,016,980

		6,676,394

	Total long-term investments (cost $82,160,831)	101,971,190

SHORT-TERM INVESTMENTS 38.3%

Money Market Mutual Fund 38.2%
	Dryden Core Investment Fund - Taxable Money Market Series
40,451,840	(includes $35,312,430 of cash collateral received for securities on loan) (Note 3)(c)(d)	40,451,840

Principal Amount (000)

U.S. Government Securities 0.1%
$105	United States Treasury Bill 3.146%, 12/22/05(e)	104,765

	Total short-term investments (cost $40,556,648)	40,556,605

	Total Investments 134.6% (cost $122,717,479; Note 5)	142,527,795
	Liabilities in excess of other assets (34.6%)	(36,648,209)

	Net Assets 100%	$105,879,586

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities is $33,923,654; cash collateral of $35,312,430 (included in liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the Dryden Core Investment Fund - Taxable Money Market Series.
(e)	Percentage quoted represents yield-to-maturity as of purchase date.

See Notes to Financial Statements.

12	Visit our website at www.jennisondryden.com

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2005 was as follows:

Short-Term Investments (including 33.4% of collateral received for securities on loan)	38.3%
Capital Markets	33.2
Consumer Finance	23.0
Insurance	13.1
Commercial Banks	9.8
Thrifts & Mortgage Finance	6.3
Household Durables	5.4
Real Estate Investment Trust	2.5
Diversified Financial Services	1.6
Commercial Services & Supplies	1.4

134.6
Liabilities in excess of other assets	(34.6)

100.0%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	13

Statement of Assets and Liabilities

as of November 30, 2005

Assets
Investments, at value, including securities on loan of $33,923,654:
Unaffiliated investments (cost $82,265,639)	$102,075,955
Affiliated investments (cost $40,451,840)	40,451,840
Receivable for investments sold	5,892,240
Dividends and interest receivable	312,588
Receivable for Fund shares sold	92,332
Prepaid expenses	8,752

Total assets	148,833,707

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	35,312,430
Payable for investments purchased	6,666,505
Payable to custodian	369,288
Payable for Fund shares reacquired	233,039
Accrued expenses	183,989
Distribution fee payable	67,291
Transfer agent fee payable	60,259
Management fee payable	59,814
Deferred directors’ fees	1,506

Total liabilities	42,954,121

Net Assets	$105,879,586

Net assets were comprised of:
Common stock, at par	$82,409
Paid-in capital in excess of par	78,295,727

78,378,136
Overdistribution of net investment income	(1,891)
Accumulated net realized gain on investments and foreign currency transactions	7,698,622
Net unrealized appreciation on investments and foreign currencies	19,804,719

Net assets November 30, 2005	$105,879,586

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share ($28,162,021 ÷ 2,147,618 shares of common stock issued and outstanding)	$13.11
Maximum sales charge (5.50% of offering price)	.76

Maximum offering price to public	$13.87

Class B
Net asset value, offering price and redemption price per share ($53,328,505 ÷ 4,186,874 shares of common stock issued and outstanding)	$12.74

Class C
Net asset value, offering price and redemption price per share ($21,475,335 ÷ 1,686,100 shares of common stock issued and outstanding)	$12.74

Class Z
Net asset value, offering price and redemption price per share ($2,913,725 ÷ 220,342 shares of common stock issued and outstanding)	$13.22

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	15

Statement of Operations

Year Ended November 30, 2005

Net Investment Loss
Income
Unaffiliated dividends income	$1,963,124
Affiliated dividend income	125,540
Affiliated income from securities loaned, net	22,041
Interest	5,372

Total income	2,116,077

Expenses
Management fee	848,492
Distribution fee—Class A	72,083
Distribution fee—Class B	583,106
Distribution fee—Class C	230,862
Transfer agent’s fees and expenses (including affiliated expense of $274,000) (Note 3)	308,000
Custodian’s fees and expenses	130,000
Registration fees	75,000
Reports to shareholders	54,000
Legal fees and expenses	20,000
Audit fee	17,000
Directors’ fees	13,000
Insurance	4,000
Miscellaneous	10,163

Total expenses	2,365,706

Net investment loss	(249,629)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain on:
Investment transactions	8,530,504
Short sale transactions	73,059
Foreign currency transactions	6,624

8,610,187

Net change in unrealized appreciation/depreciation on:
Investments	(44,367)
Foreign currencies	(5,597)

(49,964)

Net gain on investments	8,560,223

Net Increase In Net Assets Resulting From Operations	$8,310,594

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	Year Ended November 30,
	2005	2004
Increase (Decrease) In Net Assets
Operations
Net investment income (loss)	$(249,629)	$309,396
Net realized gain on investment transactions	8,610,187	11,566,873
Net change in unrealized appreciation/depreciation on investments and foreign currencies	(49,964)	4,811,451

Net increase in net assets resulting from operations	8,310,594	16,687,720

Dividends and distributions (Note 1)
Dividends from net investment income:
Class A	(232,937)	(183,735)
Class B	(36,552)	—
Class C	(14,530)	—
Class Z	(34,784)	(64,827)

	(318,803)	(248,562)

Distributions from net realized gains:
Class A	(2,668,566)	(134,212)
Class B	(6,190,265)	(330,996)
Class C	(2,455,966)	(132,796)
Class Z	(302,535)	(17,206)

	(11,617,332)	(615,210)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	7,869,483	7,674,841
Net asset value of shares issued in reinvestment of dividends and distributions	11,179,848	813,194
Cost of shares reacquired	(30,395,817)	(35,267,006)

Net decrease in net assets from Fund share transactions	(11,346,486)	(26,778,971)

Total decrease	(14,972,027)	(10,955,023)

Net Assets
Beginning of year	120,851,613	131,806,636

End of year(a)	$105,879,586	$120,851,613

(a) Includes undistributed net investment income of:	$—	$268,987

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	17

Notes to Financial Statements

Jennison Sector Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of four portfolios: Jennison Health Sciences Fund, Jennison Technology Fund, Jennison Utility Fund and Jennison Financial Services Fund. These financial statements relate to Jennison Financial Services Fund (the “Fund”). The financial statements of the other portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999.

The Fund is non-diversified and its investment objective is long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity-related securities of companies in the financial services sector. The value of certain securities held by the Fund may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisers, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before

18	Visit our website at www.jennisondryden.com

the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividend or amounts equivalent thereto, on securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	19

Notes to Financial Statements

Cont’d

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Company’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio or class level.

20	Visit our website at www.jennisondryden.com

Net investment income or loss (other than distribution fees which are charged directly to the respective class), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Short Sales: The Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities.

A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises

Jennison Sector Funds, Inc./Jennison Financial Services Fund	21

Notes to Financial Statements

Cont’d

the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreements provide that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison assumes the day-to-day management responsibilities of the Fund and is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of average daily net assets up to $1 billion and .70 of 1% of average daily net assets in excess of $1 billion. The effective management fee rate was .75 of 1% for the year ended November 30, 2005.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended November 30, 2005, PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A Shares.

PIMS has advised the Fund that it received approximately $62,400 in front-end sales charges resulting from sales of Class A shares, during the year ended November 30, 2005. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2005, it received approximately $80,300 and $1,700 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

22	Visit our website at www.jennisondryden.com

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. For the period from October 29, 2004 through October 28, 2005, the Fund paid a commitment fee of .075 of 1% of the unused portion of the agreement. Effective October 29, 2005, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Fund pays a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the renewed SCA is October 27, 2006. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2005.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended November 30, 2005, the Fund incurred approximately $82,900 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended November 30, 2005, Prudential Equity Group, LLC, an indirect wholly owned subsidiary of Prudential, and Wachovia Securities LLC, an affiliate of PI, earned approximately $1,400 and $1,200, respectively, in broker commissions from portfolio transactions executed on behalf of the Fund.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended November 30, 2005, PIM has been compensated approximately $9,100 for these services.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	23

Notes to Financial Statements

Cont’d

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2005, were $85,092,553 and $108,521,474 respectively.

As of November 30, 2005, the Fund had securities on loan with an aggregate market value of $33,923,654. The Fund received $35,312,430 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-dividends date. In order to present overdistribution of net investment income and accumulated net realized gains on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to overdistribution of net investment income and accumulated net realized gains on investments and foreign currency transactions. For the year ended November 30, 2005, the adjustments were to decrease overdistribution of net investment income and accumulated net realized gains on investments and foreign currency transactions by $297,554 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, reclassification of net operating loss to short-term capital gains and redesignation of ordinary income dividends to short-term capital gains distribution. Net investment loss, net realized gains and net assets were not affected by this change.

For the year ended November 30, 2005, the tax character of distributions paid by the fund was $5,584,258 from ordinary income and $6,351,877 from long-term capital gains. For the year ended November 30, 2004, the tax character of distributions paid by the fund was $455,313 from ordinary income and $408,459 from long-term capital gains.

As of November 30, 2005, the Fund had accumulated undistributed ordinary income of $867,177 and $7,793,245 of long-term capital gains on tax basis.

24	Visit our website at www.jennisondryden.com

For the fiscal year ended November 30, 2005, the Fund has elected to treat post-October currency losses of $384 incurred in the one month ended November 30, 2005 as having been incurred in the next fiscal year.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2005 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$123,679,280	$20,118,513	($1,269,998)	$18,848,515	($5,597)	$18,842,918

The difference between book basis and tax basis was attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to mark to market of receivables and payables.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. Prior to March 15, 2004 Class A shares were sold with a front-end sales charge of 5.0%. Effective on March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Through February 1, 2004, Class C shares were sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class C shares purchased on or after February 2, 2004 are not subject to a front-end sales charge and the contingent deferred sales charge (CDSC) for Class C shares is 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 400 million shares of $.01 par value per share common stock authorized, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	25

Notes to Financial Statements

Cont’d

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2005:
Shares sold	339,178	$4,281,860
Shares issued in reinvestment of dividends and distributions	219,516	2,714,809
Shares reacquired	(733,778)	(9,221,399)

Net increase (decrease) in shares outstanding before conversion	(175,084)	(2,224,730)
Shares issued upon conversion from Class B	235,287	2,963,489

Net increase (decrease) in shares outstanding	60,203	$738,759

Year ended November 30, 2004:
Shares sold	256,633	$3,269,486
Shares issued in reinvestment of dividends and distributions	24,941	298,392
Shares reacquired	(593,610)	(7,505,296)

Net increase (decrease) in shares outstanding before conversion	(312,036)	(3,937,418)
Shares issued upon conversion from Class B	119,250	1,517,048

Net increase (decrease) in shares outstanding	(192,786)	$(2,420,370)

Class B
Year ended November 30, 2005:
Shares sold	156,775	$1,906,779
Shares issued in reinvestment of dividends and distributions	480,417	5,810,382
Shares reacquired	(1,094,039)	(13,423,292)

Net increase (decrease) in shares outstanding before conversion	(456,847)	(5,706,131)
Shares reacquired upon conversion into Class A	(241,036)	(2,963,489)

Net increase (decrease) in shares outstanding	(697,883)	$(8,669,620)

Year ended November 30, 2004:
Shares sold	223,536	$2,793,386
Shares issued in reinvestment of dividends and distributions	26,303	308,796
Shares reacquired	(1,196,014)	(14,825,814)

Net increase (decrease) in shares outstanding before conversion	(946,175)	(11,723,632)
Shares reacquired upon conversion into Class A	(122,010)	(1,517,048)

Net increase (decrease) in shares outstanding	(1,068,185)	$(13,240,680)

Class C
Year ended November 30, 2005:
Shares sold	59,762	$730,984
Shares issued in reinvestment of dividends and distributions	192,055	2,322,932
Shares reacquired	(509,825)	(6,244,200)

Net increase (decrease) in shares outstanding	(258,008)	$(3,190,284)

26	Visit our website at www.jennisondryden.com

	Shares	Amount
Year ended November 30, 2004:
Shares sold	74,547	$931,795
Shares issued in reinvestment of dividends and distributions	10,718	125,830
Shares reacquired	(631,697)	(7,828,580)

Net increase (decrease) in shares outstanding	(546,432)	$(6,770,955)

Class Z
Year ended November 30, 2005:
Shares sold	74,158	$949,860
Shares issued in reinvestment of dividends and distributions	26,660	331,725
Shares reacquired	(119,267)	(1,506,926)

Net increase (decrease) in shares outstanding	(18,449)	$(225,341)

Year ended November 30, 2004:
Shares sold	53,040	$680,174
Shares issued in reinvestment of dividends and distributions	6,671	80,176
Shares reacquired	(406,003)	(5,107,316)

Net increase (decrease) in shares outstanding	(346,292)	$(4,346,966)

Jennison Sector Funds, Inc./Jennison Financial Services Fund	27

Financial Highlights

Class A
Year Ended November 30, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.47

Income (loss) from investment operations:
Net investment income	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.98

Total from investment operations	1.02

Less Dividends and Distributions
Dividends from net investment income	(.11)
Distributions from net realized gains on investments	(1.27)

Total dividends and distributions	(1.38)

Net asset value, end of year	$13.11

Total Return(b):	8.31%
Ratios/Supplemental Data:
Net assets, end of year (000)	$28,162
Average net assets (000)	$28,833
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.56%
Expenses, excluding distribution and service (12b-1) fees	1.31%
Net investment income	.31%
For Class A, B, C and Z shares:
Portfolio turnover rate	78%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

28	Visit our website at www.jennisondryden.com

Class A
Year Ended November 30,
2004	2003	2002	2001(a)

$11.88	$10.58	$11.92	$11.11

.11	.08	.04	.05
1.62	1.60	(.76)	.86

1.73	1.68	(.72)	.91

(.08)	—	—	(.10)
(.06)	(.38)	(.62)	—

(.14)	(.38)	(.62)	(.10)

$13.47	$11.88	$10.58	$11.92

14.73%	16.61%	(6.42)%	8.06%

$28,110	$27,092	$27,084	$36,622
$27,955	$25,604	$32,778	$36,447

1.49%	1.57%	1.50%	1.45%
1.24%	1.32%	1.25%	1.20%
.81%	.74%	.28%	.44%

70%	93%	65%	81%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	29

Financial Highlights

Cont’d

Class B
Year Ended November 30, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.11

Income (loss) from investment operations:
Net investment income (loss)	(.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.97

Total from investment operations	.91

Less Dividends and Distributions
Dividends from net investment income	(.01)
Distributions from net realized gains on investments	(1.27)

Total dividends and distributions	(1.28)

Net asset value, end of year	$12.74

Total Return(c):	7.46%
Ratios/Supplemental Data:
Net assets, end of year (000)	$53,329
Average net assets (000)	$58,311
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.31%
Expenses, excluding distribution and service (12b-1) fees	1.31%
Net investment income (loss)	(.44)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Less than $.005 per share.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

30	Visit our website at www.jennisondryden.com

Class B
Year Ended November 30,
2004	2003	2002	2001(a)

$11.57	$10.39	$11.80	$11.00

.01	— (b)	(.06)	(.04)
1.59	1.56	(.73)	.84

1.60	1.56	(.79)	.80

—	—	—	—
(.06)	(.38)	(.62)	—

(.06)	(.38)	(.62)	—

$13.11	$11.57	$10.39	$11.80

13.90%	15.73%	(7.11)%	7.27%

$64,021	$68,888	$70,132	$91,892
$67,014	$65,823	$83,029	$92,775

2.24%	2.32%	2.25%	2.20%
1.24%	1.32%	1.25%	1.20%
.05%	(.01)%	(.47)%	(.31)%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	31

Financial Highlights

Cont’d

Class C
Year Ended November 30, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.11

Income (loss) from investment operations:
Net investment loss	(.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.97

Total from investment operations	.91

Less Dividends and Distributions
Dividends from net investment income	(.01)
Distributions from net realized gains on investments	(1.27)

Total dividends and distributions	(1.28)

Net asset value, end of year	$12.74

Total Return(c):	7.46%
Ratios/Supplemental Data:
Net assets, end of year (000)	$21,475
Average net assets (000)	$23,086
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.31%
Expenses, excluding distribution and service (12b-1) fees	1.31%
Net investment income (loss)	(.44)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Less than $.005 per share.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Class C
Year Ended November 30,
2004	2003	2002	2001(a)

$11.57	$10.39	$11.80	$11.00

— (b)	— (b)	(.06)	(.04)
1.60	1.56	(.73)	.84

1.60	1.56	(.79)	.80

—	—	—	—
(.06)	(.38)	(.62)	—

(.06)	(.38)	(.62)	—

$13.11	$11.57	$10.39	$11.80

13.90%	15.73%	(7.11)%	7.27%

$25,480	$28,820	$30,937	$44,119
$27,402	$28,204	$38,005	$46,601

2.24%	2.32%	2.25%	2.20%
1.24%	1.32%	1.25%	1.20%
.04%	(.02)%	(.47)%	(.30)%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	33

Financial Highlights

Cont’d

Class Z
Year Ended November 30, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.57

Income (loss) from investment operations:
Net investment income	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.99

Total from investment operations	1.07

Less Dividends and Distributions
Dividends from net investment income	(.15)
Distributions from net realized gains on investments	(1.27)

Total dividends and distributions	(1.42)

Net asset value, end of year	$13.22

Total Return(b):	8.61%
Ratios/Supplemental Data:
Net assets, end of year (000)	$2,914
Average net assets (000)	$2,902
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.31%
Expenses, excluding distribution and service (12b-1) fees	1.31%
Net investment income	.57%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class Z
Year Ended November 30,
2004	2003	2002	2001(a)

$11.98	$10.63	$11.95	$11.15

.17	.11	.08	.08
1.59	1.62	(.78)	.86

1.76	1.73	(.70)	.94

(.11)	—	—	(.14)
(.06)	(.38)	(.62)	—

(.17)	(.38)	(.62)	(.14)

$13.57	$11.98	$10.63	$11.95

14.90%	17.02%	(6.22)%	8.30%

$3,241	$7,007	$8,131	$13,570
$3,877	$6,851	$11,031	$12,855

1.24%	1.32%	1.25%	1.20%
1.24%	1.32%	1.25%	1.20%
1.05%	.98%	.52%	.70%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	35

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Jennison Sector Funds, Inc.—Jennison Financial Services Fund:

We have audited the accompanying statement of assets and liabilities of Jennison Sector Funds, Inc.—Jennison Financial Services Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2005, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended November 30, 2004, were audited by another independent registered public accounting firm, whose report dated January 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2005, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

New York, New York

January 27, 2006

36	Visit our website at www.jennisondryden.com

Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (November 30, 2005) as to the federal tax status of distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that the Fund paid distributions of $0.1120 per Class A share, $0.0075 per Class B share, $0.0075 per Class C share and $0.1450 per Class Z share from net investment income and $0.5764 per share of short-term capital gains for Class A, B, C and Z shares which are taxable as ordinary income. Additionally, the Fund paid $0.6950 per share of long-term capital gains for Class A, B, C and Z shares which are taxable as such.

For the fiscal year ended November 30, 2005, the Fund designates 45.48% of ordinary income dividends as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Further, we wish to advise you that 29.95% of ordinary income dividends paid in the fiscal year ended November 30, 2005 qualified for the corporate dividend received deduction available to corporate taxpayers.

In January 2006, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to federal tax status of the distributions received by you in calendar 2005.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	37

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (53), Director since 2005(3) Oversees 88 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held:(4) Director of Dynegy Inc. (energy services) (since September 2002) and Simon Property Group, Inc. (real estate investment trust) (since May 2003); Director (since August 2005) of The High Yield Plus Fund, Inc.

David E.A. Carson (71), Director since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999- December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director (since 2004) of The High Yield Plus Fund, Inc.

Robert E. La Blanc (71), Director since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66), Director since 1999(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001) of Gannett Co., Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co., Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62), Director since 1999(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

38	Visit our website at www.jennisondryden.com

Robin B. Smith (66), Director since 1999(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992); Director (since January 2005) of The High Yield Plus Fund, Inc.

Stephen G. Stoneburn (62), Director since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

Clay T. Whitehead (67), Director since 1999(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (58), President since 2003 and Director since 2000(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) Director (since August 2005) of The High Yield Plus Fund, Inc.

Robert F. Gunia (59), Vice President and Director since 1996(3) Oversees 157 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; Vice President (since 2004) and Director (since August 2005) of The High Yield Plus Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (53), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	39

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer since 1995(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Deborah A. Docs (48), Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Marina Belaya (38), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary (since December 2005) of Prudential Investments LLC; formerly Associate (September 2002-March 2005) at Schutle, Roth & Zabel LLP.

Claudia DiGiacomo (31), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary (since December 2005) of Prudential Investments LLC; Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (46), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of Prudential Investments LLC; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.; Chief Compliance Officer (since October 2004) of Quantitative Management Associates LLC.

Maryanne Ryan (41), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Anti-Money Laundering Officer and Vice President (since April 2002) of Pruco Securities, LLC. Vice President and Bank Secrecy Act Officer (since July 2004) of Prudential Trust Company; Anti-Money Laundering Officer (since April 2003) of Prudential Investments LLC.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager the Subadviser or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

40	Visit our website at www.jennisondryden.com

(4)	This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust and Prudential’s Gibraltar Fund.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	41

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 11/30/05
	One Year	Five Years	Since Inception
Class A	2.35%	6.73%	6.95% (6.91)
Class B	2.60	6.99	7.09 (7.05)
Class C	6.49	7.14	7.09 (7.05)
Class Z	8.61	8.20	8.16 (8.12)

Average Annual Total Returns (Without Sales Charges) as of 11/30/05
	One Year	Five Years	Since Inception
Class A	8.31%	7.94%	7.90% (7.86)
Class B	7.46	7.14	7.09 (7.05)
Class C	7.46	7.14	7.09 (7.05)
Class Z	8.61	8.20	8.16 (8.12)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date: 6/30/99.

The graph compares a $10,000 investment in the Jennison Financial Services Fund (Class A shares) with a similar investment in the S&P SC 1500 Index and the S&P SC Financials Index by portraying the initial account values at the commencement of operations of Class A shares (June 30, 1999) and the account values at the end of the current fiscal year (November 30, 2005) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through November 30, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P SC 1500 Index is an unmanaged index of the 500 large, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), the 400 stocks contained in the S&P Mid-Cap 400 Index, and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index. It gives a broad look at how U.S. stock prices have performed. The S&P SC Financials Index is an unmanaged capitalization-weighted index that measures the performance of the financial sector of the S&P SC 1500 Index. These indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the indexes would be lower if they included the effects of these expenses. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. Without waiver of fees and/or expense subsidization, the Fund’s returns in the tables would have been lower, as indicated in parentheses.

Jennison Sector Funds, Inc./Jennison Financial Services Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Company has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005, is available on the Fund’s website at www.jennisondryden.com and on the Commission’s website at www.sec.gov.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer •
Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer •
Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10145

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Sector Funds, Inc./Jennison Financial Services Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings on its website (www.jennisondryden.com) as of the end of each month within approximately 30 days after the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Financial Services Fund
Share Class	A	B	C	Z
NASDAQ	PFSAX	PUFBX	PUFCX	PFSZX
CUSIP	476294103	476294202	476294301	476294400

MF188E    IFS-A113127    Ed. 01/2006

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended November 30, 2005 and November 30, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $92,180 and $66,800, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended November 30, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $3,652 for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements. Professional services rendered included those in connection with additional audit procedures related to the conversion of shareholder accounts. For the fiscal year ended November 30, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, did not bill the Registrant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) were approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2005 and 2004. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2005 and 2004 was $47,348 and $33,500, respectively.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Jennison Sector Funds, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date January 25, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date January 25, 2006

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date January 25, 2006

*	Print the name and title of each signing officer under his or her signature.